UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MEI PHARMA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 11, 2018

To the Stockholders of MEI Pharma, Inc.:

You are cordially invited to attend the Annual Meeting of the Stockholders of MEI Pharma, Inc., a Delaware corporation. The annual meeting will be held at 9:00 a.m. (Pacific Time), on Thursday, November 29, 2018, at the offices of MEI Pharma, Inc., located at 3611 Valley Centre Drive, Suite 500, San Diego, CA 92130, unless postponed or adjourned to a later date. I look forward to meeting with many of our stockholders.

At the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and the proxy statement and report on MEI Pharma’s business. You will also have an opportunity to ask questions.

On behalf of our employees and Board of Directors, I would like to express our appreciation for your continued interest in MEI Pharma, Inc.

Sincerely,

Christine A. White, M.D.

Chairman of the Board

MEI Pharma, Inc.

This proxy statement is dated October 11, 2018 and is first being mailed or made available to stockholders of MEI Pharma, Inc. on or about October 11, 2018.

MEI PHARMA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2018

To the Stockholders of MEI Pharma, Inc.:

On behalf of the Board of Directors of MEI Pharma, Inc., a Delaware corporation (“MEI Pharma”), MEI Pharma is pleased to deliver the accompanying proxy statement in connection with the annual meeting of stockholders of MEI Pharma which will be held on November 29, 2018 at 9:00 a.m., Pacific Time, at the offices of MEI Pharma, Inc., located at 3611 Valley Centre Drive, Suite 500, San Diego, CA 92130, for the following purposes:

1. To elect three directors to our Board of Directors, to serve until the expiration of their terms in fiscal year 2022 and until their successors are elected and qualified;

2. To approve the Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan (the “2008 Equity Plan”) to increase the number of shares of common stock that may be subject to award and make certain other changes to the plan terms included in the plan document attached as Annex A;

3. To approve an amendment and restatement of our certificate of incorporation to increase the total number of authorized shares of common stock from 113,000,000 shares to 226,000,000 shares and to remove certain provisions that are no longer applicable (the “Authorized Share Increase Proposal”);

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

5. To ratify the appointment of BDO USA, LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2019; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals are described in more detail in this proxy statement, which MEI Pharma encourages you to read carefully and in its entirety before voting.

This year, we are again using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 11, 2018, we mailed stockholders of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials electronically.

The close of business on October 3, 2018 has been fixed as the record date for determining those holders of MEI Pharma common stock entitled to receive notice of and vote at the annual meeting. Accordingly, only record holders of MEI Pharma common stock at the close of business on that date are entitled to notice of and to vote at the annual meeting and at any adjournments or postponements thereof.

All holders of MEI Pharma common stock are cordially invited to attend the annual meeting in person. You may revoke your proxy in the manner described in this proxy statement at any time before it is voted at the annual meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on November 29, 2018: MEI Pharma’s Proxy Statement, 2018 Annual Report and Form of Proxy Card are also available at https://www.edocumentview.com/MEIP.

Your vote is important regardless of the number of shares of common stock you own. Whether or not you expect to attend the annual meeting, please submit your proxy by Internet, telephone or mail following the instructions found on your Notice of Internet Availability of Proxy Materials or proxy card so that your shares of common stock may be represented and voted at the annual meeting.

By order of the Board of Directors,

Brian G. Drazba
Secretary and Chief Financial Officer
MEI Pharma, Inc.
October 11, 2018

MEI PHARMA PROXY STATEMENT TABLE OF CONTENTS

THE ANNUAL MEETING OF MEI PHARMA STOCKHOLDERS	1
ELECTION OF DIRECTORS (PROPOSAL NO. 1)	4
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	6
Directors	6
Information about the Board of Directors and its Committees	7
Audit Committee	8
Compensation Committee	8
Nominating and Governance Committee	9
Director Independence	10
Board Leadership Structure	10
Board Role in Risk Oversight	11
Stockholder Communications with the Board of Directors	11
Appointment of Directors	11
Attendance of Directors at Board Meetings and Shareholder Meetings	11
Code of Ethics	11
Executive Officers	11
APPROVAL OF AMENDED AND RESTATED 2008 STOCK OMNIBUS EQUITY COMPENSATION PLAN (PROPOSAL NO. 2)	13
Description of the 2008 Equity Plan as Proposed to be Amended and Restated	14
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 226,000,000 SHARES (PROPOSAL NO. 3)	20
Reasons for the Amendment and Restatement	20
Vote and Board of Directors Recommendation	21
ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL NO. 4)	22
COMPENSATION DISCUSSION AND ANALYSIS	23
Compensation Philosophy and Objectives	23
The Compensation Committee’s Process	23
Severance and Change in Control Agreements	26
Tax and Accounting Considerations	26
COMPENSATION COMMITTEE REPORT	27
EXECUTIVE COMPENSATION	28
Summary Compensation Table	28
Employment Agreements	29
Grants of Plan-Based Awards For Fiscal Year Ended June 30, 2018	31
Outstanding Equity Awards at Fiscal Year-End	31
Option Exercises and Stock Vested	32
Compensation of Directors	32
Indemnification Agreements	33
RATIFICATION OF APPOINTMENT OF BDO USA, LLP (PROPOSAL NO. 5)	35
Background	35
Fees Paid to Auditors	35
Pre-Approval Policies and Procedures	35
AUDIT COMMITTEE REPORT	37
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	38
Agreements with Helsinn	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF MEI PHARMA	39
WHERE YOU CAN FIND MORE INFORMATION	41
OTHER MATTERS FOR STOCKHOLDERS	41
Section 16(a) Beneficial Ownership Reporting Compliance	41
Stockholder Proposals	42
Communication with the MEI Pharma Board of Directors	42
Delivery of this Proxy Statement to Multiple Stockholders with the Same Address	42
Householding of Proxy Materials for MEI Pharma Stockholders	42
ANNEX A – MEI PHARMA, INC. AMENDED AND RESTATED 2008 STOCK OMNIBUS EQUITY COMPENSATION PLAN	A-1
ANNEX B – AMENDED AND RESTATED CERTIFICATION OF INCORPORATION OF MEI PHARMA, INC.	B-1

i

MEI PHARMA, INC.

3611 Valley Centre Drive, Suite 500

San Diego, CA 92130

THE ANNUAL MEETING OF MEI PHARMA STOCKHOLDERS

To Be Held on November 29, 2018, at 9:00 a.m. (Pacific Time), at the offices of MEI Pharma, Inc.

3611 Valley Centre Drive, Suite 500, San Diego, CA 92130

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on November 29, 2018

This proxy statement and our annual report to security holders for the fiscal year ended June 30, 2018 are available at https://www.edocumentview.com/MEIP.

Information Concerning Solicitation and Voting

In this proxy statement, “MEI Pharma”, “the Company”, “we”, “us”, and “our” refer to MEI Pharma, Inc., unless the context otherwise provides.

General

We are furnishing this proxy statement to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders (the “Annual Meeting”) to be held on November 29, 2018 and at any adjournment or postponement thereof. Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice contains instructions on how to access the proxy materials and vote your shares of common stock over the Internet. The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Date, Time and Place

The Annual Meeting will be held on November 29, 2018, at the offices of MEI Pharma, Inc. 3611 Valley Centre Drive, Suite 500, San Diego, CA 92130, commencing at 9:00 a.m. (Pacific Time).

Purposes of the MEI Pharma Annual Meeting

The purposes of the Annual Meeting are:

(1)

To elect three directors to the Board of Directors, each to serve until the annual meeting of stockholders in fiscal year 2022 and until their successors are elected and qualified or until their earlier resignation or removal;

(2)

To approve the Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan (the “2008 Equity Plan”) to increase the number of shares of common stock that may be subject to award and make certain other changes to the plan terms included in the plan document attached as Annex A;

(3)

To approve an amendment and restatement of our certificate of incorporation to increase the total number of authorized shares of common stock from 113,000,000 shares to 226,000,000 shares and to remove certain provisions that are no longer applicable (the “Authorized Share Increase Proposal”);

(4)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;

(5)	To ratify the appointment of BDO USA, LLP as MEI Pharma’s independent registered public accounting firm for the fiscal year ending June 30, 2019; and

(6)	To conduct such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

Record Date; Shares of Common Stock Outstanding and Entitled to Vote

We have fixed the close of business on October 3, 2018 as the record date for determination of the holders of our common stock entitled to notice of and to attend and vote at the Annual Meeting or any adjournment or postponement thereof. There were approximately 1,097 holders of record of our common stock at the close of business on the record date. At the close of business on the record date 71,115,444 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. See the section titled, “Security Ownership of Certain Beneficial Owners and Management of MEI Pharma” in this proxy statement for information regarding persons known to our management to be the beneficial owners of more than 5% of the outstanding shares of our common stock.

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the Board of Directors of MEI Pharma for use at the Annual Meeting.

If you are a stockholder of record of MEI Pharma as of the record date referred to above, you may vote in person at the Annual Meeting, via the Internet by following the instructions provided in the Notice, via telephone by calling the toll-free number found on the proxy card, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person:

•

If you hold shares in your name as the stockholder of record, you may vote those shares in person at the Annual Meeting by giving us a signed proxy card or ballot before voting is closed. If you want to do that, please bring proof of identification with you to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy card for your shares in advance as described above, so your vote will be counted even if you later decide not to attend.

•

If you hold shares in street name through a broker, bank or other nominee, you may vote those shares in person at the Annual Meeting only if you obtain and bring with you a signed proxy from your nominee giving you the right to vote the shares. To do this, you should contact your nominee.

•

To vote on the Internet, go to the website indicated on the Notice to complete an electronic proxy card. You will be asked to provide MEI Pharma’s number and a control number from the enclosed proxy card. Your vote must be received by 1:00 a.m. (Pacific Time) on November 29, 2018 to be counted.

•

To vote over the telephone, dial the toll-free number on your proxy card or voting instruction form using a touch-tone phone and follow the recorded instructions. You will be asked to provide MEI Pharma’s number and control number from the enclosed proxy card. Your vote must be received by 1:00 a.m. (Pacific Time) on November 29, 2018 to be counted.

•

To vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that proxy card regarding how to instruct your broker to vote your MEI Pharma shares. If you do not give instructions to your broker, your broker can vote your MEI Pharma shares with respect to “discretionary” items but not with respect to “non-discretionary” items. The proposals relating to the election of directors (Proposal No. 1), the approval of the Amended and Restated 2008 Equity Plan (Proposal No. 2), and the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 4) are non-discretionary items. On non-

discretionary items, for which you do not give your broker instructions, your broker will not vote your shares and, accordingly, the shares will be treated as broker non-votes.

All properly executed proxies that are not revoked will be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with the instructions contained in the proxy. If a holder of our common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” Proposal No. 1 electing the three nominees to our Board of Directors; “FOR” Proposal No. 2 to approve the adoption of the 2008 Equity Plan to increase the number of shares of common stock that may be subject to awards and make certain other changes to the plan terms included in the plan document attached as Annex A; “FOR” Proposal No. 3 to approve an amendment and restatement of our certificate of incorporation to increase the total number of authorized shares of common stock from 113,000,000 shares to 226,000,000 shares and to remove certain provisions that are no longer applicable; “FOR” Proposal No. 4 to approve, on an advisory basis, the compensation paid to MEI Pharma’s named executive officers; and “FOR” Proposal No. 5 ratifying the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019.

Our stockholders of record may change their votes at any time before their proxy is voted at the Annual Meeting in one of three ways. First, a stockholder of record can send a written notice to the Secretary of MEI Pharma stating that the stockholder would like to revoke its proxy. Second, a stockholder of record can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, a stockholder of record can attend the Annual Meeting and vote in person. Attendance alone will not revoke a proxy. If a stockholder of record has instructed a broker to vote its shares of common stock, the stockholder must follow directions received from its broker to change those instructions.

Quorum and Vote of MEI Pharma Stockholders Required

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of one-third of the shares of the common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting would be adjourned or postponed to solicit additional proxies. Abstentions and broker non-votes will be counted towards a quorum.

For Proposal No. 1, the affirmative vote of a plurality of the votes cast is required to elect a director when a quorum is present. “Votes cast” excludes abstentions and any broker non-votes. Accordingly, abstentions and broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) will have no effect on the election of directors.

For Proposals No. 2, 4 and 5, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. An abstention with respect to these proposals will be deemed present, but will not be voted. Accordingly, an abstention will have the effect of a vote “against” the proposal. Broker non-votes on a proposal will have no effect on determining whether stockholders have approved the proposal.

For Proposal No. 3 the affirmative vote of the holders of a majority of our shares of common stock will be required for approval. Abstentions (shares present at the meeting and voted “abstain”) will have the effect of a vote “against” this proposal.

At the record date for the Annual Meeting, the directors and executive officers of MEI Pharma owned less than 1% of the outstanding shares of MEI Pharma common stock entitled to vote at the Annual Meeting.

Solicitation of Proxies

In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of solicitation materials to the beneficial owners of our common stock. We will pay the cost of soliciting proxies, including reimbursing applicable brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

The Board of Directors has nominated Mr. Charles V. Baltic III, Dr. Nicholas R. Glover and Mr. Frederick W. Driscoll to serve as directors for a term expiring at the annual meeting of stockholders to be held in fiscal 2022 and until their successors have been elected and qualified. Each of the nominees has consented to be named herein and to serve if elected. We do not know of anything that would preclude any nominee from serving if elected. If any nominee becomes unable to stand for election as a director at the Annual Meeting as a result of an event not anticipated by the Board of Directors, the proxy may be voted for a substitute designated by the Board of Directors. The identity and a brief biography of each nominee is set forth below. The Board of Directors has determined that Mr. Charles V. Baltic III, Dr. Nicholas R. Glover and Mr. Frederick W. Driscoll are independent directors within the meaning of the listing standards of the NASDAQ Capital Market.

Our restated certificate of incorporation, as amended, and amended and restated by-laws provide that the authorized number of directors shall be determined by a resolution of the Board of Directors, but shall be between two and nine. The number of directors currently authorized by the Board of Directors is eight. Under our restated certificate of incorporation, as amended, and amended and restated bylaws, our Board of Directors is divided into three classes, with the classes serving three-year staggered terms. Each class contains, as near as possible, one-third of the whole number of directors, with members of each class holding office for a three-year term. There are currently three directors whose terms expire at the annual meeting to be held in fiscal 2020, two directors whose terms expire at the annual meeting to be held in fiscal 2021 and three directors whose terms expire at the Annual Meeting.

Mr. Charles V. Baltic III, Dr. Nicholas R. Glover and Mr. Frederick W. Driscoll are members of the class of directors whose terms expire at the Annual Meeting.

Business Experience of Nominees

Charles V. Baltic III, age 57, Director

Mr. Baltic has been a director of MEI Pharma since October 2011. Mr. Baltic has been a Managing Director and Co-Head of Healthcare at Needham & Company since 2009. Prior to joining Needham, Mr. Baltic was a Managing Director and head of the biotechnology practice at CRT Capital Group from 2006 to 2008. From 2001 to 2006, he served as a Managing Director in Healthcare Investment Banking at Wachovia Securities. Prior to Wachovia, he was with Healthcare Investment Banking at Cowen and Company for six years, ultimately serving as a Director in Healthcare Investment Banking. Prior to beginning his investment banking career in 1996, Mr. Baltic practiced corporate and securities law with the firm of Dewey Ballantine, representing numerous healthcare and securities clients. Mr. Baltic is a Director of SIDIS Corp., a life sciences investment company. Mr. Baltic was a founding Trustee of the non-profit Hope Funds for Cancer Research, serving from 2007 to 2017 in that capacity, and remains on the Council of Advisors. Mr. Baltic was also a Director of the non-profit trade association Life Science Washington (formerly the Washington Biotechnology and Biomedical Association), serving from 2013 to 2018, and a member of the U.S. Securities and Exchange Commission’s Advisory Committee on Small and Emerging Growth Companies, serving from 2013 to 2015, and a Director of MedVantage Inc., which was ultimately acquired by IMS Health in 2011. Mr. Baltic earned his B.A and J.D. degrees from Georgetown University and M.B.A. degree in Finance from the Wharton School of the University of Pennsylvania.

Nicholas R. Glover, Ph.D., age 49, Director

Dr. Glover has been a director of MEI Pharma since June 2013. He is currently President and Chief Executive Officer of Sierra Oncology (NASDAQ: SRRA), a drug development company focused on advancing targeted therapeutics for the treatment of patients with cancer. Prior to joining Sierra, he served as President and Chief Executive Officer of YM Biosciences’, an oncology drug development company, from November 2010 until its acquisition by Gilead Sciences in February 2013. Previously, Dr. Glover was President and Chief Executive Officer of Vivendi Biotech, a biopharmaceutical company involved in the discovery and development of monoclonal antibody-based technologies for the treatment of cancer, which he joined after serving as an investment manager for MDS Capital, a life sciences venture capital firm. Dr. Glover holds a B.Sc. (Hons) in Chemistry from the University of East Anglia, U.K., a M.Sc. in Chemistry from the University of British Columbia, Canada, and a Ph.D. in Chemistry from Simon Fraser University, Canada.

Frederick W. Driscoll, age 68, Director

Mr. Driscoll was appointed as a director in February 2018. He currently serves on the board of directors of Cue Biopharma, Cellectar Biosciences, Inc. and NantKwest, Inc. He served as the chief financial officer of Flexion Therapeutics, Inc. from 2013 to 2017. Prior to joining Flexion, he was the chief financial officer at Novavax, Inc. from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as the chief executive officer at Genelabs Technologies, Inc. and from 2007 to 2008 he served as the company’s chief financial officer. He was also the chief executive officer of OXiGENE, Inc. from 2000 to 2006. Mr. Driscoll also served as the chairman of the board and audit committee chair at OXiGENE and as a member of the audit committee for Cynapsus Therapeutics, Inc. Mr. Driscoll earned a bachelor’s degree in accounting and finance from Bentley University.

VOTE REQUIRED

Assuming a quorum is met, a nominee for director must receive a plurality of the votes cast by holders of the shares of common stock represented in person or by proxy at the Annual Meeting to be elected as a director. Votes may be cast in favor or withheld. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of the director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF CHARLES V. BALTIC III, NICHOLAS R. GLOVER, Ph.D. AND FREDERICK W. DRISCOLL AS DIRECTORS OF MEI PHARMA, INC.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors

Set forth below are the names and certain biographical information regarding our directors who are not being considered for re-election at the Annual Meeting.

Name	Age	Positions Held	Expiration of Term
Thomas C. Reynolds, M.D., Ph.D.	59	Director	Fiscal 2020 Annual Meeting of Stockholders
William D. Rueckert	65	Director	Fiscal 2020 Annual Meeting of Stockholders
Christine A. White, M.D.	66	Director	Fiscal 2020 Annual Meeting of Stockholders
Kevan E. Clemens, Ph.D.	74	Director	Fiscal 2021 Annual Meeting of Stockholders
Daniel P. Gold, Ph.D.	64	President, Chief Executive Officer and Director	Fiscal 2021 Annual Meeting of Stockholders

Thomas C. Reynolds, M.D., Ph.D., age 59, Director

Dr. Reynolds has been a director of MEI Pharma since February 2013. He has been President of Two Paddles Consulting LLC since December 2013, providing consulting services to biotechnology companies. Dr. Reynolds currently serves as an independent director of Trillium Therapeutics Inc. (NASDAQ: TRIL; TSX: TR), an immuno-oncology company, since March 2014. Previously, he served as Chief Medical Officer of Seattle Genetics from March 2007 until his retirement in February 2013. While at Seattle Genetics, he was responsible for building and leading an integrated clinical development, regulatory and medical affairs organization, highlighted by the development and approval of ADCETRIS®. From 2002 to 2007, Dr. Reynolds served at ZymoGenetics (acquired by Bristol-Myers Squibb in 2010), most recently as Vice President, Medical Affairs, where he oversaw the clinical development and regulatory filing of RECOTHROM®. Previously, he was Vice President, Clinical Affairs at Targeted Genetics, and before that was at Somatix Therapy (acquired by Cell Genesys in 1997). Dr. Reynolds received his M.D. and Ph.D. in biophysics from Stanford University and a B.A. in chemistry from Dartmouth College.

William D. Rueckert, age 65, Director

Mr. Rueckert has been a director of MEI Pharma since April 2011. Mr. Rueckert was previously a director of MEI Pharma between March 2007 and March 2009. Mr. Rueckert joined the board of Delcath Systems, Inc. (NASDAQ: DCTH), a specialty pharmaceutical and medical device company focused on oncology, in December 2014. Mr. Rueckert was a director of Novogen Limited between March 2009 and December 2012, serving as its non-executive chairman beginning in October 2010. Mr. Rueckert was a director of Chelsea Therapeutics, Inc. until June 2014, when, following approval of its drug, Northera®, the company was sold to H. Lundbeck A/S. Mr. Rueckert is the President of Oyster Management Group LLC, an investment fund specializing in community banks. Since July 2011, Mr. Rueckert has been a director of Fairfield County Bank, a community bank based in Ridgefield, CT. From 1988 to 2006 he was President and Director of Rosow & Company and its affiliates, a private investment firm based in Connecticut. From 1981 until 1988, he was President of United States Oil Company, a publicly traded oil exploration company. Among his many civic affiliations, Mr. Rueckert is Director and President of the Cleveland H. Dodge Foundation, Co-Chairman of the Board of the Trustees of Teachers College, Columbia University and a trustee of the Y Retirement Fund, a national pension fund for YMCA employees.

Christine A. White, M.D., age 66, Director

Dr. White has been a director of MEI Pharma since August 2010. She served as Lead Director from January 2013 until she was appointed Chairman of the Board in December 2015. She was with Biogen Idec from 1996 to 2005, most recently as Senior Vice President, Global Medical Affairs, where she played an integral role in the development and commercialization of Rituxan® and Zevalin®. Previously, she served as the Director of Clinical Oncology Research and Chair of the Department of Medicine at Scripps Memorial Hospitals in La Jolla and Encinitas, California. Dr. White served as a member of the board of directors of Arena Pharmaceuticals from 2006 to 2018. She previously served as a member of the board of directors at Genoptix Medical Laboratory, Monogram

Biosciences and Pharmacyclics Inc. Dr. White earned her B.A. in Biology and her M.D. from the University of Chicago and is Board certified in both Internal Medicine and Medical Oncology.

Kevan E. Clemens, Ph.D., age 74, Director

Dr. Clemens has been a director of MEI Pharma since December 2014. He has a long and distinguished career in the pharmaceutical industry, highlighted by 25 years at Labratorios Syntex SA and Hoffman-La Roche in a number of development, sales and marketing positions. As Executive Vice President, Business Director at Roche, he was responsible for the blockbuster Global Oncology franchise, including its strategic plans, development and marketing. Prior to that, he was Vice President, Global Head of Specialty Care, Vice President, Global Head of Project Management and Vice President, Global Head of Clinical Operations for North and South America. Dr. Clemens served on the board of directors of Chelsea Therapeutics International from 2004 until its acquisition by H. Lundbeck A/S in June 2014. He also served on the board of directors of Kosan Biosciences from 2005 to 2008. Dr. Clemens obtained his Ph.D. in Chemistry from the University College London.

Daniel P. Gold, Ph.D., age 64, President, Chief Executive Officer and Director

Dr. Gold was appointed President and Chief Executive Officer in April 2010. He joined the Company with approximately 25 years of drug discovery and development experience, most recently as President and Chief Executive Officer of Prospect Therapeutics, a mid-stage oncology company. Prior to his tenure at Prospect, Dr. Gold was founder and Chief Scientific Officer of Favrille, where he was an integral member of a team that advanced the company’s lead oncology candidate through a pivotal Phase III clinical trial. He currently serves on the Board of Trustees of the Hope Funds for Cancer Research. Dr. Gold’s academic qualifications include Postdoctoral Fellowships at the Dana-Farber Cancer Institute, at the Harvard School of Medicine and the Massachusetts Institute of Technology, Center for Cancer Research. He holds a Ph.D. in Pathology/Immunology from Tufts University, Boston and a bachelor’s degree in Biology from the University of California Los Angeles.

Information about the Board of Directors and its Committees

The Board of Directors has responsibility for the overall corporate governance of MEI Pharma. During the fiscal year ended June 30, 2018, a majority of the members of the Board of Directors were, and as of the date of this report are, independent within the meaning of the NASDAQ Stock Market (“NASDAQ”) rules.

The Board has established an Audit Committee to oversee the Company’s financial matters, a Compensation Committee to oversee the Company’s compensation policies, plans and programs and a Nominating and Governance Committee to assist the Board of Directors in nominating board members to be elected by the stockholders at the Annual Meeting, to fill vacancies and newly created directorships, and to evaluate and monitor all matters with respect to governance of the Company and oversee compliance by the Company with its legal and regulatory obligations.

Schedule of Committee Members

Board Member	Audit Committee	Compensation Committee	Nominating & Governance Committee
Charles V. Baltic, III
Frederick W. Driscoll
Christine A. White
Kevan E. Clemens
Nicholas R. Glover
Thomas C. Reynolds
William D. Rueckert

=	Committee Member

=	Committee Chair

=	Financial Expert

Audit Committee

The Audit Committee of the Board of Directors has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s responsibilities include:

•	oversee financial and accounting activities;

•	select and recommend the annual appointment of independent auditors;

•	review and approve the scope of audit and non-audit assignments and related fees;

•	assess annually the Company’s major financial risks and exposures;

•	evaluate the independence and performance of the independent auditors:

•	review the accounting principles used in financial reporting;

•	review and assess our financial reporting activities and disclosures included in our periodic reports and the accounting standards and principles followed;

•	review the adequacy and effectiveness of our internal control over financial reporting; and

•	review and approve related party transactions.

Mr. Rueckert has served as Chairman of the Audit Committee since September 1, 2016. The other members of the Audit Committee are Mr. Baltic, Mr. Driscoll and Dr. Glover. Mr. Driscoll joined the Audit Committee on February 22, 2018. Mr. Rueckert and Mr. Driscoll have been determined by the Board of Directors to be “audit committee financial experts” as defined by the SEC.

The Board of Directors has determined that each of the Audit Committee members is independent, as defined by applicable NASDAQ and SEC rules. The Company has adopted an Audit Committee Charter, which is posted on its website at www.meipharma.com. The Audit Committee met four times during the fiscal year ended June 30, 2018.

Compensation Committee

The Compensation Committee acts on behalf of the Board to fulfill the Board’s responsibilities to:

•	oversee, review, modify and approve our compensation strategy and policies;

•	assess the independence of compensation consultants and legal advisors prior to engagement;

•	exercise sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements;

•	review and approve annual corporate performance goals;

•	evaluate the chief executive officer’s and executive officers’ performance;

•	review and determine the compensation to be paid to our executive officers, including the allocation of equity related grants;

•	recommend the compensation and terms of appointment of non-executive directors to the Board of Directors for review and approval;

•	ensure the Company meets the reporting requirements promulgated by the SEC regarding compensation and disclosure of compensation and compensation related practices;

•	assess potential compensation related risks; and

•	evaluate and ensure compliance with “Say-on-Pay” requirements.

The Compensation Committee also consults with and considers the recommendations of the chief executive officer with respect to the appropriate level and mix of the various compensation components, focused primarily on the particular goals of applicable executives and employees in a particular year. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.meipharma.com. Dr. Clemens has served as the Chairman of the Compensation Committee since August 1, 2016. The other members of the Compensation Committee are Mr. Rueckert, Dr. Reynolds and Dr. Glover. Dr. White rotated off the Compensation Committee in July 2017. The Board of Directors has determined that each member of the Compensation Committee is independent as defined by applicable NASDAQ rules. The Compensation Committee met four times during the fiscal year ended June 30, 2018.

Nominating and Governance Committee

Mr. Baltic has served as Chairman of the Nominating and Governance Committee since September 2012. The other members of the Nominating Committee are Dr. White and Dr. Reynolds. MEI Pharma’s Nominating and Governance Committee Charter is posted on its website at www.meipharma.com. The Nominating and Governance Committee met four times during the fiscal year ended June 30, 2018.

The Nominating and Governance Committee is responsible for assisting the Board of Directors in:

•	identifying qualified individuals who possess the desired experience and skills to serve on the Board;

•	proposing chairpersons and members on committees to the Board;

•

considering all qualified director candidates identified by the Nominating and Governance Committee, or by stockholders, in the event any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election;

•	overseeing the Board evaluation process and evaluating the size and composition of the Board; and

•	evaluating any stockholder proposal and whether to recommend to the Board of Directors and whether the Company shall support or oppose the proposal.

Stockholders who would like to propose an independent director candidate for consideration for nomination by the Board of Directors at next year’s annual meeting of stockholders may do so by submitting the candidate’s name, resume and biographical information to the attention of Brian G. Drazba, Secretary, MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California 92130. All stockholder nominations received by the Secretary, which comply with the advance notice provisions of the Company’s Amended and Restated Bylaws, will be presented to the Nominating and Governance Committee for the same consideration as individuals identified by the Nominating and Governance Committee through other means.

The Nominating and Governance Committee reviews the prospective candidate’s biographical information and assesses each candidate’s independence, diversity, skills and expertise based on a variety of factors, including the following criteria:

•	whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards;

•

whether the candidate has had broad business, governmental, non-profit or professional experience that indicates that the candidate will be able to make a significant and immediate contribution to the Board of Directors’ discussion and decision-making; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors requires the exercise of judgment by members of the Nominating and Governance Committee when the Committee makes recommendations to the Board of Directors, and cannot be measured in a quantitative way. In addition, the Nominating and Governance Committee considers, as one factor among many, the diversity of Board candidates, which may include diversity of skills and experience as well as geographic, gender, age, and ethnic diversity. The Nominating and Governance Committee does not, however, have a formal policy with regard to the consideration of diversity in identifying Board candidates. The Nominating and Governance Committee and the Board of Directors generally value the broad business experience and independent business judgment in the health care, life sciences and other fields of each member. Specifically, Dr. White is qualified for the Board based on her business and medical experience in the healthcare field, including oncology research. Mr. Driscoll is qualified for the Board based on his business experience in the pharmaceutical industry in the area of finance and his status as an “audit committee expert”. Mr. Rueckert is qualified for the Board based on his business experience in the investment industry and his status as an “audit committee expert”. Mr. Baltic is qualified for the Board based on his business experience in the health care investment banking industry. Dr. Reynolds is qualified for the Board based on his medical experience and experience in clinical development and regulatory and medical affairs. Dr. Glover is qualified for the Board based on his business experience and his drug development experience in the oncology field. Dr. Clemens is qualified for the Board based on his business and pharmaceutical industry experience in the areas of commercialization, strategic marketing, business development and drug development in oncology. Dr. Gold is qualified for the Board based on his experience as the Company’s chief executive officer and other experience in clinical development and the pharmaceutical industry.

In addition, the Nominating and Governance Committee oversees compliance by the Company with its legal and regulatory obligations and periodically reviews:

•	the Company’s Code of Business Conduct and Ethics;

•	the Company’s Insider Trading Policy;

•	the Company’s Corporate Disclosure Policy;

•	the Company’s restated certificate of incorporation;

•	the Company’s amended and restated bylaws; and

•	the independent status of directors.

Director Independence

The Board of Directors has determined the independence of each director in accordance with the elements of independence set forth in the NASDAQ listing standards. Based upon information solicited from each director, the Board of Directors has determined that each of Mr. Rueckert, Dr. White, Mr. Driscoll, Dr. Reynolds, Mr. Baltic, Dr. Glover and Dr. Clemens has no material relationship with MEI Pharma and is “independent” within the meaning of NASDAQ’s director independence standards as currently in effect. In making the foregoing determinations, the Board of Directors has considered both the objective tests set forth in the NASDAQ independence standards and subjective measures with respect to each director necessary to determine that no relationships exist that would interfere with the exercise of independent judgment by each such director in carrying out responsibilities of a director. Dr. Gold, as President and Chief Executive Officer, is not considered independent in accordance with NASDAQ’s requirements.

Board Leadership Structure

Previously, the Board of Directors created the position of Lead Director to carry out the duties of the Chairman until the Nominating and Governance Committee identified, and the Board appointed, a director to the Chairman position. In December 2015, the Board of Directors eliminated the Lead Director position and elected Dr. White to the position of Chairman of the Board. Dr. White previously held the position of Lead Director since March 2013.

The Board of Directors does not have a policy addressing whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or if the roles should be separate. Our Board believes that it should have the flexibility to make its determination based upon what it considers to be the appropriate leadership structure for the Company at the time. The Board believes that its current leadership structure, with Dr. Gold serving as President and Chief Executive Officer and Dr. White serving as Chairman of the Board is appropriate for the Company at this time.

Board Role in Risk Oversight

Risk is an integral part of the Board and Committee deliberations throughout the year. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response through periodic updates.

Stockholder Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of MEI Pharma, Inc., Attention: Secretary, 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130. All communications will be compiled by the Secretary and submitted to the addressee. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

Appointment of Directors

The Company’s restated certificate of incorporation and amended and restated by-laws provide that the number of directors will be set by resolution of the board, but shall be between two and nine. The Company currently has eight directors.

Under the Company’s restated certificate of incorporation and amended and restated by-laws, directors are to be elected at each annual meeting of stockholders for a term of three years unless the director is removed, retires or the office is vacated earlier. The board is divided into three classes with respect to the term of office, with the terms of office of one class expiring each successive year. This classified board provision could discourage a third party from making a tender offer for the Company’s shares or attempting to obtain control of MEI Pharma. It could also delay stockholders who do not agree with the policies of the Board of Directors from removing a majority of the Board of Directors for two years.

A director may resign at any time. The resignation is effective upon receipt of notice. Any or all directors may be removed with or without cause by a resolution of stockholders entitled to vote to elect directors. Vacancies from resignation or removal or expansion of the size of the board may be filled by resolution of a majority of directors then in office or by a sole remaining director, and any director so appointed shall serve for the remainder of the full term of the class of directors in which the vacancy occurred.

Attendance of Directors at Board Meetings and Shareholder Meetings

During the fiscal year ended June 30, 2018, the Board of Directors held a total of four meetings, and each director attended at least 75% of the total number of meetings of the Board of Directors and of the meetings of each committee of the Board of Directors on which such director served.

All directors are expected to attend the Company’s annual meetings of stockholders. All directors then in office attended the annual meeting of stockholders held in December 2017.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s directors and employees and the Company has posted the text of the policy on its website at www.meipharma.com.

Executive Officers

The Company’s executive officers are appointed by and serve at the discretion of the Board of Directors. Set forth below are the names and certain biographical information regarding MEI Pharma’s executive officers as of June 30, 2018.

Daniel P. Gold Ph.D., age 64, President and Chief Executive Officer

See “Directors” above for biographical information regarding Dr. Gold.

Brian G. Drazba, age 57, Chief Financial Officer and Secretary

Mr. Drazba has been Chief Financial Officer since April 2017. Mr. Drazba has more than 25 years of financial management experience in the healthcare industry. Previously, he served as Vice President of Finance and Chief Financial Officer of Heron Therapeutics, Inc., a commercial-stage biotechnology company, from October 2013 to March 2017. From 2009 to 2012, he was Vice President of Finance and Chief Accounting Officer for ISTA Pharmaceuticals, a commercial-stage pharmaceutical company. ISTA Pharmaceuticals was acquired by Bausch + Lomb in June 2012. From 1992 to 2009, Mr. Drazba held various positions of increasing responsibility within Insight Health Corp., most recently as Senior Vice President and Chief Accounting Officer. He began his career at Arthur Andersen & Co., a public accounting firm. Mr. Drazba is a licensed Certified Public Accountant (inactive) in California and received a B.A. degree in Accounting from the University of San Diego.

Robert D. Mass, M.D., age 64, Chief Medical Officer

Dr. Mass has been Chief Medical Officer since June 2011. Dr. Mass has more than 20 years of experience as a medical oncologist in both clinical practice and clinical drug development. He held a number of leadership positions at Genentech from 1998 to 2009, most recently as Head of Medical Affairs, BioOncology, a position created to strategically integrate and optimize all of the non-sponsored clinical programs within the company’s oncology portfolio. He also served on the Executive Development Review Committee at Genentech, which was responsible for the review and approval of all sponsored clinical programs across the company’s therapeutic portfolio. Previously he served as clinical science leader for Herceptin® from 1999 to 2002, Tarceva® from 2002 to 2003, and Avastin®, currently the leading oncology therapeutic worldwide, from 2003 to 2007. Prior to joining Genentech, he practiced Hematology and Medical Oncology from 1988 to 1998. Dr. Mass earned his bachelor’s degree in Economics from Tufts University and his medical degree from Oregon Health & Science University. He is certified by the American Board of Internal Medicine in both Internal Medicine and Medical Oncology.

David M. Urso, age 54, Chief Operating Officer & General Counsel

Mr. Urso has been Chief Operating Officer and General Counsel since July 2018. Prior to July 2018, Mr. Urso had been the Company’s Senior Vice President of Corporate Development and General Counsel since March 2014. Mr. Urso joined MEI Pharma with more than two decades of experience in the life science industry, most recently as Chief Operating Officer and General Counsel at Tioga Pharmaceuticals, a privately held drug development company he co-founded in 2005. Previously, he was a Principal at Forward Ventures, where he was responsible for identifying and developing life science venture capital investments. Prior to joining Forward Ventures in 2002, Mr. Urso was Director of Corporate Development and Legal Affairs at DNA Sciences, Inc. Previously, he worked as an attorney in the corporate securities and licensing groups at Wilson Sonsini Goodrich & Rosati LLP and Cooley Godward LLP, after beginning his career as a bench scientist at SmithKline Beecham and the University of Pennsylvania Medical School. Mr. Urso received a J.D. from Harvard Law School and a B.A. in Molecular Biology and Philosophy from Reed College.

APPROVAL OF AMENDED AND RESTATED

2008 STOCK OMNIBUS EQUITY COMPENSATION PLAN

(PROPOSAL NO. 2)

MEI Pharma’s Amended and Restated 2008 Stock Omnibus Equity Compensation Plan, which we refer to as the “2008 Equity Plan,” was initially adopted in 2008 as the “MEI Pharma, Inc. 2008 Stock Omnibus Equity Compensation Plan.” The MEI Pharma Board of Directors believes having stock available for grant to be a significant contributing factor to the continued success of MEI Pharma, by enabling the Company to attract, motivate and retain directors, officers, employees and advisors who are expected to contribute to its success and achieve its corporate goals, which the Company believes will benefit its stockholders. The Board of Directors was assisted by its independent compensation consultant FW Cook in determining an appropriate increase of the number of authorized shares under the 2008 Equity Plan.

Effective upon the approval by our stockholders at the Annual Meeting, the MEI Pharma Board of Directors has amended and restated the 2008 Equity Plan, subject to the approval of our stockholders, to increase the number of shares of our common stock authorized for future grant under the 2008 Equity Plan by 8,903,794 shares from 2,896,206 shares available for new awards so that a total of 11,800,000 shares of our common stock will be available for new awards. As of the date stockholders approve this restatement, in addition to the shares subject to outstanding awards as of June 30, 2018 (the “Outstanding Shares Granted”), (i) 11,800,000 shares available for new awards, less (ii) one share for every one share that was subject to an option or Stock Appreciation Right (“SAR”) granted after June 30, 2018 and 1.25 shares for every one share that was subject to a stock unit, stock award or other stock-based award (“Full Value Award”) granted after June 30, 2018, will be authorized for grants made under the 2008 Equity Plan. If stockholders approve the amendment and restatement of the 2008 Equity Plan, then the total shares authorized for issuance under the plan as of June 30, 2018 will be 18,496,857, which is the sum of 11,800,000 shares available for issuance under future awards plus the Outstanding Shares Granted. The Outstanding Shares Granted consists of 6,281,615 shares of MEI Pharma stock options and 332,193 outstanding stock units, which Outstanding Shares Granted constitutes 6,696,856 plan shares if the 332,193 stock units are converted to shares under the 2008 Equity Plan using the 1.25 fungible ratio applicable to the amended and restated 2008 Equity Plan.

We are also amending and restating the 2008 Equity Plan to make certain other changes to the plan terms included in the plan document attached as Annex A, including (i) to reflect the elimination of the deductibility of certain performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), as a result of the adoption of the legislation commonly referred to as the Tax Cuts and Jobs Act and (ii) to provide that dividends and dividend equivalents will become vested and payable only if the underlying awards are vested and payable.

We are seeking stockholder approval (i) in order to meet the published listing requirements of the NASDAQ Capital Market, (ii) to confirm that the maximum grant date value of shares subject to awards granted to any non-employee director during any calendar year for services provided as a non-employee director, taken together with any cash fees paid or payable to such non-employee director for services performed as a non-employee director for such year, is $400,000 and (iii) in order for incentive stock options (“ISOs”) to meet the requirements of the Code.

The following table sets forth certain information about the 2008 Equity Plan as of June 30, 2018:

• Number of shares relating to stock options outstanding as of June 30, 2018	6,281,615
• Weighted average remaining term of outstanding options	7.3 years
• Weighted average exercise price of outstanding options	$3.08
• Number of Full Value Awards comprised of stock units outstanding as of June 30, 2018	332,193

• Remaining number of authorized shares as of June 30, 2018 for future grants before stockholder approval of new shares requested under Proposal No. 2	2,896,206
• New Plan shares to be approved by stockholders under Proposal No. 2	8,903,794
• Total number of authorized shares as of June 30, 2018 for future grants after approval of new shares requested under Proposal No. 2	11,800,000

The request for stockholders to approve a total of 11,800,000 shares available for new awards under the 2008 Equity Plan (which is to be reduced by grants made after June 30, 2018) considers the Company’s industry, size, volatility, and an estimate of the policies of some influential institutional stockholders and related vote advisory services. The amount of new stock plan dilution incurred by peer companies’ stockholders was reviewed to estimate the equivalent new share amount under the 2008 Equity Plan. The proposed total number of shares available for issuance under new awards (11,800,000) was then determined at a level expected to be sufficient for between two and four years of expected new awards.

The 2008 Equity Plan, as amended and restated, is set forth in Annex A to this proxy statement, and the following description of the 2008 Equity Plan, as amended and restated, is only intended to be a summary of the key provisions of the 2008 Equity Plan. Such summary is qualified in its entirety by the actual text of the 2008 Equity Plan, as amended and restated, to which reference is made.

Description of the 2008 Equity Plan as Proposed to be Amended and Restated

Purpose

The purpose of the 2008 Equity Plan is to provide a means for us to attract, retain, motivate and reward present and prospective employees, non-employee directors and advisors by increasing their ownership interests in the Company.

Administration of the 2008 Equity Plan

The 2008 Equity Plan is generally administered by the Compensation Committee of the Board of Directors, except that the Board of Directors will perform the committee’s functions under the 2008 Equity Plan for purposes of grants of awards to members of the Board of Directors, and, to the extent permitted under applicable law and regulation, may perform any other function of the committee as well. The Compensation Committee (or Board of Directors, applicable) has the authority, among other things, to: (i) select the directors, officers, employees and advisors entitled to be granted awards under the 2008 Equity Plan; (ii) determine the types and amounts of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; and (iii) determine the other terms and conditions of any award, including, without limitation, any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provisions or waivers thereof; provided that no stock option or SAR shall have a term longer than ten years from the date of grant.

The Compensation Committee’s authority with respect to awards to employees who are not directors or executive officers may be delegated to our officers or managers, including our Chief Executive Officer. This delegation may be revoked at any time.

As of October 3, 2018, 37 employees and seven non-employee directors are eligible to participate in the 2008 Equity Plan. However, because awards will be granted at the discretion of the Compensation Committee (or its delegate) or the Board, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Types of Awards

MEI Pharma’s present and prospective directors, officers, employees, and advisors and those of its subsidiaries and affiliates are eligible for awards under the 2008 Equity Plan.

Under the 2008 Equity Plan, individual awards may take the form of:

•	stock options, the exercise price of which may not be less than 100% of the fair market value of the shares covered by such grant on the date of grant, measured at the closing market price of the common stock on such date, and the exercise price may be paid in such manner as specified by the Compensation Committee, including in cash, by tendering shares already owned, through a broker-assisted cashless exercise, through “net exercise” or by such other method as the Compensation Committee shall approve;

•

SARs, the base price of which may not be less than 100% of the fair market value of the shares covered by such grant on the date of grant, measured at the closing market price of the common stock on such date;

•	restricted stock, consisting of shares of MEI Pharma common stock that are subject to forfeiture based upon the failure to satisfy employment-related restrictions;

•	restricted stock units;

•	deferred stock, representing the right to receive shares of MEI Pharma common stock in the future;

•	bonus stock and awards in lieu of cash compensation; and

•

other awards, not otherwise provided for, denominated or payable in, or the value of which is based in whole or in part upon the market or book value of, MEI Pharma stock, including Dividend Equivalents, as described below.

Dividend Equivalents. Dividend equivalents consist of a right to receive cash, other awards or other property equal in value to dividends paid with respect to a specified number of shares of MEI Pharma stock. Dividend equivalents may only be granted in connection with Full Value Awards. Dividends and dividend equivalents related to Full Value Awards will only vest and be paid if and to the extent that the related Full Value Awards vest and are paid.

Transferability of Awards

No grant under the 2008 Equity Plan and no shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution or with respect to grants other than ISOs, pursuant to a domestic relations order.

Notwithstanding the above, the Compensation Committee may provide, in a grant letter, that a grantee may transfer nonqualified options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Compensation Committee may determine; provided that the grantee receives no consideration for the transfer and the transferred option will continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

Cancelled, Forfeited and other Terminated Awards

If and to the extent any stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants (including grants made under the 2008 Equity Plan prior to the amendment and restatement effective date) will become available again for purposes of the 2008 Equity Plan. Shares of common stock surrendered in payment of the exercise price of an option (including options granted under the 2008 Equity Plan prior to the amendment and restatement effective date), or withheld for payment of taxes of any grant (including grants made under the 2008 Equity Plan prior to the amendment and restatement effective date), shall not be available for re-issuance under the 2008 Equity Plan. Upon the exercise of an option through a net exercise procedure, or upon the exercise of a SAR (including options and SARs granted under the 2008 Equity Plan prior to the amendment and restatement effective date), both for purposes of calculating the number of shares remaining available for issuance under the 2008 Equity Plan and the number of shares remaining available for exercise under such option or SAR, the number of such shares shall be reduced by the gross number of shares for which the option or SAR is exercised and without regard to any cash settlement of a SAR. Except as provided with respect to cash settlement of SARs, to the extent that any grants (including grants made under the 2008 Equity Plan prior to the amendment and restatement effective date) are paid in cash and not in shares of common stock, any shares previously subject to such grants shall again be available for issuance or transfer under the 2008 Equity Plan and shall not count against the share limits for purposes of shares available under the 2008 Equity Plan. In addition, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options (including options granted under the 2008 Equity Plan prior to the amendment and restatement effective date) will not be added to the shares available for future grants under the 2008 Equity Plan.

Limits on Shares Authorized under the Plan and Size of Awards

Overall Limit. As noted above, subject to adjustment as provided in Sections 3(b) and 12 of the 2008 Equity Plan, as of the date stockholders approve the restatement of the 2008 Equity Plan, in addition to the Outstanding Shares Granted underlying grants made on or prior to June 30, 2018 (i) 11,800,000 shares, less (ii) one share for every one share that was subject to an option or SAR granted after June 30, 2018 and 1.25 shares for every one share that was subject to a Full Value Award granted after June 30, 2018, will be authorized for grants to be made under the 2008 Equity Plan after June 30, 2018. The total number of shares authorized under the 2008 Equity Plan (including Outstanding Shares Granted) will equal 18,496,857. A maximum of 11,800,000 shares may be subject to ISOs (less any shares subject to ISOs granted on or prior to June 30, 2018).

For each share that is subject to an option or SAR granted after June 30, 2018, the share limit referred above will be reduced by one share for every one share that was subject to an option or SAR and for each share that is subject to a Full Value Award granted after June 30, 2018, the limit is reduced by 1.25 shares for every one share that was subject to a Full Value Award. Any shares that again become available for grants under the 2008 Equity Plan are added as one share for every one share subject to options or SARs granted under the 2008 Equity Plan, and as 1.25 shares for every one share subject to Full Value Awards granted under the 2008 Equity Plan.

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2008 Equity Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2008 Equity Plan. Additionally, in the event that a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for grants under the 2008 Equity Plan and will not reduce the shares authorized for grant (and shares subject to such grants will not be added to the shares available for grants); provided that grants using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors prior to such acquisition or combination.

Limits per Participant. Notwithstanding any other provision of the 2008 Equity Plan to the contrary, effective upon the approval of the restatement of the 2008 Equity Plan by our stockholders, during any single calendar year, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all grants to any non-employee director plus the sum of all cash payments paid or payable to such director for such year may not exceed $400,000. No other participant will be granted awards with respect to more than 4,000,000 shares of common stock during any calendar year. This limitation will be multiplied by two with respect to grants made to an employee during the first calendar year in which he or she commences employment or service with the Company and its subsidiaries.

Adjustments for Changes in Common Stock and Certain Other Events

In the event that the Compensation Committee determines that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects our shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 2008 Equity Plan, then the committee shall, in such manner as it may deem equitable, adjust any or all of:

•	the number and kind of shares of stock reserved and available for awards under the 2008 Equity Plan, including shares reserved for ISOs;

•	the number and kind of shares of stock specified in the annual per-participant limitations under the 2008 Equity Plan;

•	the number and kind of shares that may be issued in respect of outstanding awards; and

•

the exercise price, grant price or purchase price relating to any award (or, if deemed appropriate, the committee may make provision for a cash payment, including, without limitation, payment based upon the intrinsic (i.e., in-the-money) value, if any, with respect to any outstanding award).

In addition, the Compensation Committee shall make appropriate adjustments in the terms and conditions of, and the criteria included in, awards (including, without limitation, cancellation of unexercised or outstanding awards, or substitution of awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events affecting us or our financial statements, or in response to changes in applicable law, regulation, or accounting principles.

Change of Control

The vesting of awards in connection with a change of control or other event will be determined by the terms of the individual award agreement.

In the event of a change in control, the Compensation Committee may take one or more of the following actions with respect to any or all outstanding grants: (i) require surrender of outstanding vested options and SARs in exchange for payment by the Company, in cash or shares, in an amount equal to the “spread” of each such award; (ii) provide for the cancellation of unvested grants for no consideration; (iii) provide for the cancellation of out-of-the-money grants for no consideration; (iv) after giving an opportunity to exercise outstanding options and SARs, terminate any or all unexercised awards; or (v) determine that outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change in control be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Prohibition on Repricing

Notwithstanding anything in the 2008 Equity Plan to the contrary, and other than pursuant to Section 13 of the 2008 Equity Plan that addresses equitable adjustments, the Compensation Committee will not without the approval of the Company’s stockholders (a) lower the exercise price per share of an option (or grant price of a SAR) after it is granted, (b) cancel an option or SAR in exchange for an option or SAR with a lower exercise price, cash or another grant (other than in connection with a change in control), or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Clawback and Recoupment

All awards under the 2008 Equity Plan are subject to the applicable provisions of the MEI Pharma clawback or recoupment policy, as such policy may be in effect from time to time and are subject to recoupment as may be required by applicable law, regulation or exchange listing requirements.

Amendment, Waiver and Termination

The 2008 Equity Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without stockholder approval unless such approval is required by law or regulation, including, without limitation, under the rules of any stock exchange or automated quotation system on which MEI Pharma’s common stock is then listed or quoted. The Compensation Committee may waive any conditions or amend, alter, suspend, discontinue or terminate any award under the 2008 Equity Plan. No such change to the 2008 Equity Plan or any award may, without the participant’s consent, materially impair the rights of the participant under an outstanding award except as provided in the 2008 Equity Plan or applicable award agreement.

Material Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2008 Equity Plan. This discussion is intended for the information of MEI Pharma stockholders considering how to vote at the MEI Pharma Annual Meeting and not as tax guidance to individuals who may participate in the 2008 Equity Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign laws.

The grant of an option or SAR will create no tax consequences for the participant or MEI Pharma. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and MEI Pharma will receive no tax deduction at that time. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable stock received. In each case, MEI Pharma will generally be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of stock acquired upon the exercise of an option or SAR generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such stock (or the exercise price of the option in the case of stock acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to MEI Pharma in connection with a disposition of stock acquired upon the exercise of an option or other award, except that MEI Pharma will generally be entitled to a tax deduction (and the participant will recognize ordinary taxable income) if stock acquired upon exercise of an ISO is disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the 2008 Equity Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or fair market value of stock or other property received. MEI Pharma will generally be entitled to a tax deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the stock or other property received at the first time the stock or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. MEI Pharma will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of the stock or other property rather than upon the lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such stock or property, the participant would not be entitled to any tax deduction, including capital loss, for the value of the stock or property on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within 30 days after the receipt of the stock or other property.

Under section 409A of the Code, an award under the 2008 Equity Plan may be taxable to the participant at 20 percentage points above ordinary federal income tax rates at the time the award becomes vested, plus interest and penalties, even if that is prior to the delivery of cash or stock in settlement of the award, if the award constitutes “deferred compensation” under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

The 2008 Equity Plan provides that MEI Pharma has the right to require participants under the 2008 Equity Plan to pay it an amount necessary for it to satisfy its federal, state, local and foreign tax withholding obligations with respect to such awards. As amended, the 2008 Equity Plan will permit the Company to determine the tax withholding rates, which comply with withholding requirements then in effect, and which will not cause an adverse accounting consequence or cost to the Company. MEI Pharma may withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. Unless the Compensation Committee or its designee determines otherwise, a participant may satisfy this withholding obligation by having shares acquired pursuant to the award withheld.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below shows, as of June 30, 2018, information for all equity compensation plans previously approved by stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,281,615	(1)	$3.08	2,896,206	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	6,281,615		$3.08	2,896,206

(1)

Consists of stock options issuable under the 2008 Equity Plan, under which 10,186,000 shares of common stock are authorized for issuance. The 2008 Equity Plan provides for the grant of options, stock units, stock awards and/or other stock-based or stock-denominated awards to the Company’s non-employee directors, officers, employees and advisors.

(2)

In addition, there are 332,193 shares with respect to stock units granted under the plan. These stock units, after applying the 2008 Equity Plan’s fungible share ratio, reduce the number of plan securities available for issuance as of June 30, 2018, by 415,242 shares. Stock units granted after June 30, 2015 are counted as 1.25 plan shares (fungible share ratio). At June 30, 2018, the number of securities remaining available for future issuance under the plan after giving effect to stock units is 2,896,206.

New Plan Benefits

Future benefits under the amended 2008 Equity Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. As of October 3, 2018, the closing price of the Company’s common stock on NASDAQ was $3.97.

During fiscal year 2018, stock option awards were granted to the named executive officers as set forth below under “Executive Compensation—Summary Compensation Table” and “—Grants of Plan-Based Awards.”

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amended and restated 2008 Equity Plan. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE MEI PHARMA, INC. 2008 STOCK OMNIBUS COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE SUBJECT TO AWARDS AND MAKE CERTAIN OTHER CHANGES INCLUDED IN THE PLAN DOCUMENT ATTACHED AS ANNEX A.

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF

INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON

STOCK TO 226,000,000 SHARES

(PROPOSAL NO. 3)

On September 14, 2018, our Board of Directors unanimously approved, subject to stockholder approval, an amendment and restatement of our certificate of incorporation to increase the number of shares of common stock authorized for issuance by 113,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 226,000,000 shares, and to remove certain provisions that are no longer applicable. These shares do not offer any preemptive rights. The text of the proposed Amended and Restated Certificate of Incorporation, marked to show changes from our existing Restated Certificate of Incorporation, is attached hereto as Annex B. This proposal to amend and restate our certificate of incorporation, if approved, will become effective and the Company’s number of shares of authorized common stock will be increased to 226,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Delaware. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is incorporated herein by reference.

Reasons for the Amendment and Restatement

Increase in Number of Authorized Shares

The Board believes that it is desirable to have additional authorized shares of common stock available for possible future financings and acquisitions, the increase in the number of shares reserved under the Company’s 2008 Equity Plan described in the Plan Increase Proposal (Proposal No. 2) and other general corporate purposes, as only 16,582,058 shares of common stock remained authorized and unreserved for issuance as of June 30, 2018. The Board believes that having such additional authorized shares of common stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions may dilute existing stockholders, management believes that such transactions could increase the overall value of the Company to its stockholders. There are certain advantages and disadvantages of an increase in authorized common stock.

The advantages include:

•	The ability to raise capital by issuing capital stock in future financing transactions.

•	To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to our stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•

Most of our stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment and restatement is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

At present, other than granting equity incentives for our employees as described in the Plan Increase Proposal (Proposal No. 2), our Board of Directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

If the Company’s stockholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 113,000,000 to 226,000,000, and therefore, the Company would be limited in its ability to use shares of common stock for financings, acquisitions, issuing equity awards, or other general corporate purposes. As of June 30, 2018, the Company had only 16,582,058 shares of common stock authorized and unreserved for issuance, which would be available for such purposes.

Removal of Certain Provisions that are No Longer Applicable

As of April 29, 2002, the date of the last restatement of the Company’s certificate of incorporation, the Company was named Marshall Edwards, Inc. and was a subsidiary of Novogen Limited, an Australian company (“Novogen”). Our Restated Certificate of Incorporation contains certain provisions relating to certain potential opportunities and rights to indemnification of Novogen and certain of its affiliates. Such provisions were scheduled to expire when Novogen ceased to beneficially own shares of our common stock representing at least 20% of the total voting power of all classes of outstanding capital stock of the Company entitled to vote in the election of directors and no person who is a director or officer of the company is also a director or officer of Novogen. In December 2012, Novogen distributed all of the shares of our common stock owned thereby to its stockholders and ceased to beneficially own at least 20% of the total voting power of our outstanding common stock and the Company’s only director who then served as a director of Novogen ceased serving on the board thereof. Accordingly, such provisions expired.

Prior to July 2, 2012, MEI Pharma, Inc. (“Old MEI”) was a wholly-owned subsidiary of the Company. On July 2, 2012, pursuant to Section 253 of the General Corporation Law of the State of Delaware, Old MEI merged with and into the Company and the Company changed its name to MEI Pharma, Inc.

The Amended and Restated Certificate of Incorporation reflects the removal of the expired provisions relating to certain potential opportunities and rights to indemnification of Novogen and certain of its affiliates and reflects the Company’s name change that occurred in 2012.

Interests of our Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment and restatement, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Vote and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 226,000,000 SHARES OF COMMON STOCK AND TO REMOVE CERTAIN PROVISIONS THAT ARE NO LONGER APPLICABLE.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(PROPOSAL NO. 4)

At our 2017 annual meeting of stockholders, our stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “Say-on-Pay” vote, every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the “Compensation Discussion and Analysis—Compensation Philosophy and Objectives” section and the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles, aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success.

We urge stockholders to read the information below under “Compensation Discussion and Analysis”, including the Company’s Compensation Philosophy and Objectives as well as the related compensation tables and narrative, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Our Board of Directors and the Compensation Committee believe that our compensation policies and practices are effective in implementing our compensation philosophy and in helping us achieve our corporate goals.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to MEI Pharma, Inc. named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the fiscal year 2018 annual meeting of stockholders, including the discussion under the heading “Compensation Discussion and Analysis”, the compensation tables and the other narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on us or our Board of Directors. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board of Directors and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires a majority of the votes cast by stockholders entitled to vote on the proposal voting “FOR” approval. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation strategy, policies, programs and practices for the named executive officers identified in the Summary Compensation Table. For fiscal year 2018, the named executive officers consist of Daniel P. Gold, Ph.D., President, Chief Executive Officer & Director, Brian G. Drazba, Chief Financial Officer, Robert D. Mass, MD, Chief Medical Officer, and David M. Urso, Senior Vice President of Corporate Development and General Counsel, to whom we collectively refer in this Compensation Discussion and Analysis as our “executive officers.” Mr. Urso was, subsequent to the close of our most recent fiscal year, promoted to the position of Chief Operating Officer and General Counsel on July 12, 2018.

Compensation Philosophy and Objectives

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to deliver higher compensation if certain key performance goals are satisfied or exceeded. The main principles of our fiscal year 2018 compensation strategy included the following:

•	Compensation decisions that are driven by a pay-for-performance philosophy;

•	Compensation should reflect individual and corporate performance; and

•	Target annual compensation is positioned to be competitive with a peer group of similar companies.

The Compensation Committee’s Process

The Compensation Committee acts on behalf of the Board with respect to fulfilling the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs and reviewing and determining, as appropriate, the compensation to be paid to executive officers and directors. In achieving this task, the Compensation Committee (i) reviews and approves corporate performance goals and objectives that support and reinforce the Company’s long-term strategic goals and compensation plans; (ii) establishes policies with respect to equity compensation arrangements, timing and pricing of equity awards for newly hired employees, promotions and annual grants for executive and non-executive employees and directors; (iii) reviews regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry; (iv) reviews and approves the terms of any employment agreements, severance agreements, change-of-control protections and any other compensatory arrangements of the executive officers; (v) performs and considers a compensation risk assessment; and (vi) considers shareholder feedback and Say-on-Pay voting results.

With respect to compensation of our Chief Executive Officer, the Compensation Committee evaluates the Chief Executive Officer’s performance in light of relevant performance goals and objectives, taking into account the policies of the Compensation Committee and, with respect to long-term incentive compensation, stockholder return and the results of the most recent stockholder advisory vote on executive compensation. The Compensation Committee reviews and approves (or if appropriate, recommends to the Board for final determination and approval) individual and corporate performance goals and objectives of the Company’s other executive officers. The Compensation Committee considers the recommendations of the Chief Executive Officer with respect to the compensation of the Company’s other executive officers. The Compensation Committee also makes recommendations to the Board with respect to this “Compensation Discussion and Analysis” section and recommends that such section be included in any of the Company’s annual reports on Form 10-K, registration statements, proxy statements or information statements.

The Compensation Committee meets at least once a year or more frequently as its members deem necessary or appropriate. Under the charter, the Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel or other advisors as the Compensation Committee may determine to assist in the performance of the Compensation Committee’s duties and responsibilities, only after taking into consideration the factors prescribed by the SEC and NASDAQ that bear upon the adviser’s independence.

In fiscal 2018, the Compensation Committee’s compensation decisions recognized the Company’s performance was extraordinary in terms clinical trial successes and capital infusion into the Company.

Setting Executive Compensation

While the Compensation Committee considers peer group analysis as a component of its overall executive compensation decision process, it does not attempt to set executive compensation at a specific benchmark level, or percentile of compensation paid by other companies. The Compensation Committee determines the mix of compensation of each executive officer based on its review of such competitive data and an assessment of the individual’s performance. We believe our approach to compensation does not encourage excessive risk-taking by the Company’s executives.

Our peer group of companies for fiscal year 2018, consists of 22 similar publicly-traded drug development companies, all approved by the Compensation Committee, with input from management and our compensation consultant. The peer group is composed of drug development companies with a similar market cap size, without material revenue from commercial products, and with emphasis on oncology drug development companies as follows:

Advaxis	Idera Pharmaceuticals
Agenus	Immune Design
ArQule, Inc.	Infinity Pharmaceuticals, Inc.
Calithera Biosciences	Karyopharm Therapeutics
Cascadian Therapeutics	Kura Oncology
Celldex Therapeutics	Mirati Therapeutics, Inc.
ChemoCentryx	Oncomed Pharmaceuticals
CytRx Corporation	Rigel Pharmaceuticals, Inc
Endocyte	Stemline Therapeutics
Geron Corporation	Tracon Pharmaceuticals
GTx Inc.	Verastem Oncology

The Compensation Committee believes that, given the competitiveness of our industry and our company culture, our base compensation, cash incentives and equity programs reward the achievement of clearly defined corporate goals and objectives and are competitive to retain our existing executive officers and to hire new executive officers.

The peer data were used as context for setting executive officer compensation in late fiscal year 2018 and for setting fiscal 2019 compensation. The Compensation Committee does not set a target benchmark, but in fiscal year 2018, the value of total direct compensation for all named executive officers was above the median of the peer group companies to recognize the success in clinical development and financing activities (compensation in recent years prior to fiscal 2018 had been set below the median of the peer group companies in recognition of performance and size at that time).

Role of Stockholder Say-on-Pay Votes

At our annual meeting of stockholders held in December 2017, approximately 91% of the shares voted at the meeting approved, on an advisory basis, the compensation of our named executive officers. The Compensation Committee considers input from stockholders, its compensation consultant and proxy advisors, when assessing its compensation philosophy and the components of its compensation program, giving further consideration to the level of attainment of corporate goals and to the compensation data of the Company’s peer group so that compensation decisions are broadly consistent with market practice.

Elements of Compensation

Each executive officer’s compensation package is comprised of three key elements: (i) base salary, (ii) performance-based cash incentives and (iii) equity-based compensation. These elements of executive compensation are intended to align the interests of our executive officers with those of our stockholders.

Base Salary

Base salaries serve to provide a fixed amount of compensation to our executive officers for successfully fulfilling their responsibilities. We establish base salaries for our executive officers when they join our Company or upon promotion. Base salaries for executive officers are reviewed and determined by the Compensation Committee on an annual basis, in consultation with our compensation consultant. All of the officers were provided a salary increase of no more than 4% in fiscal 2018 to keep pace with the cost of living while recognizing that the emphasis of the compensation program is performance based through cash incentives and equity awards.

Performance-based Cash Incentives

The Compensation Committee believes that allocating a meaningful amount of our executive officers’ total cash compensation to the achievement of corporate goals and objectives aligns our executive officers’ interests with those of our stockholders. The Compensation Committee establishes annual corporate incentive bonus targets for each of our executive officers. For fiscal year 2018, bonus targets were set at 50%, 40%, 40% and 40% of base salary for our Chief Executive Officer, Chief Medical Officer, Chief Operating Officer and General Counsel, and Chief Financial Officer, respectively. Our Chief Medical Officer currently works a 40% part-time schedule and his bonus is pro-rated accordingly. The annual corporate goals and objectives are generally critical path activities or strategic initiatives designed to enhance shareholder return.

Equity-based Compensation

The Compensation Committee believes that long-term value creation is achieved through an ownership culture that encourages performance by our executive officers through stock and stock-based awards. This is also our key retention strategy. Under our 2008 Equity Plan, which was amended in 2016 (and is subject to a proposal in this proxy statement to increase the number of authorized shares available for future awards thereunder and other amendments), we may award incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and performance shares and units. Stock options granted before the plan was amended in December 3, 2014 generally have five-year terms. Those granted after December 3, 2014 expire after 10 years, have an exercise price equal to the fair market value at grant, and typically vest 25% after one year and in equal monthly installments thereafter over the next 36 months and have a three-month post-termination exercise period.

At the start of fiscal year 2018, we granted annual options to the Chief Executive Officer, the Chief Medical Officer, the Chief Financial Officer and the Chief Operating Officer & General Counsel in the amount of 380,000, 135,000, 50,000 and 130,000 options, respectively. All option awards were granted with an exercise price of $2.83, which was the closing price on the date of grant. On June 22, 2018 we granted options to the Chief Executive Officer, the Chief Medical Officer, the Chief Financial Officer and the Chief Operating Officer & General Counsel in the amount of an additional 380,000, 100,000, 130,000 and 130,000, respectively. All option awards were granted with an exercise price of $4.33, which was the closing price on the date of grant. The June 2018 options were granted to recognize fiscal 2018 success in terms of total shareholder return, clinical trial success and capital infusion in the Company during fiscal 2018. The Compensation Committee views options as naturally performance based because they do not reward the option holder unless the stock price increases after grant.

The total compensation of each executive officer, which consisted of salary, bonus, and the grant date fair value of options was below the median of the peer group for all executive officers.

Corporate Goals for Fiscal Year 2018

Annual performance goals are set by the Compensation Committee, and they are as objective as possible in both their definition and their scoring at the end of the period. This is consistent with the multi-year timeline associated with the drug development business, where annual goals are milestones for a long-term value-creating development and regulatory approval process. The following is a description of the primary corporate goals for fiscal year 2018, which assisted the Compensation Committee in determining total compensation. Goal achievement was measured objectively and it was determined that the Company had met 95% of the goals, as follows:

•

Conduct the company’s operations within the approved budget and maintain sufficient capital to fund internal clinical development plan through an equity raise or licensing agreement ending the fiscal year with at least 18 months cash runway.

•	Complete in-license of at least one new asset by October 31, 2017.

•	Complete stage 1 analysis for pracinostat in MDS to make go/no go stage 2 decision by March 31, 2018.

•	Treat the first patient with newly acquired asset by May 2018.

•	Submit end-of-Phase II briefing package to FDA regarding ME-401 registration study by June 30, 2018.

Executive Benefits and Perquisites

The Company offers benefit programs to its employees, including named executive officers, which includes paid-time off; health insurance, including a company funded HSA account and a Company sponsored 401(k) plan. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, and participate in the above listed benefit programs on the same basis as other full-time employees.

Severance and Change in Control Agreements

Each of Dr. Gold’s, Mr. Drazba’s, Dr. Mass’s and Mr. Urso’s employment agreement provides for certain severance payments upon the applicable employee’s termination by us other than for cause or by the applicable employee for good reason, as such terms are defined in the respective employment agreement. Upon such a termination of employment, we will: (i) make a payment to the applicable employee in lieu of notice in an amount equal to twelve months of such employee’s base salary (as in effect at the time of such employee’s termination from employment), and (ii) accelerate the vesting of the applicable employee’s options so that such employee will be vested in the same number of shares of common stock subject to the options as if such employee had continued to be employed by us for an additional twelve months. Such payment and additional option vesting will be conditional upon the execution of a customary release of claims in favor of us and our affiliates, in a form prescribed by us. The payment in lieu of notice will be paid to the applicable employee in a single lump sum payment as soon as administratively practicable after the maximum review and revocation period for the release agreement as may be required under applicable law, if any, or such earlier date as determined in our sole discretion, but in no event more than 60 days after the applicable employee’s termination of employment in the case of Dr. Gold, Mr. Drazba and Dr. Mass. If their employment had been terminated in accordance with the foregoing provisions on June 30, 2018, Dr. Gold, Mr. Drazba, Dr. Mass and Mr. Urso would have been entitled to payments in the amount of $592,250, $350,000, $458,350 (prorated to the current year’s percentage work schedule) and $390,000 (giving effect to changes in his employment agreement subsequent to June 30, 2018 in connection with his promotion to Chief Operating Officer on July 12, 2018), respectively, and the vesting of options to purchase 485,448 shares, 178,600 shares, 93,958 shares, and 182,829 shares (giving effect to the changes in his employment agreement on July 12, 2018) of our common stock, respectively.

In the event of a change in control of MEI Pharma, as defined in the 2008 Equity Plan, unless the Compensation Committee of the Board of Directors determines otherwise, all of the options granted to Dr. Gold, Mr. Drazba, Dr. Mass and Mr. Urso will accelerate and become fully exercisable effective upon the date of the change in control. As of June 30, 2018, the intrinsic value of unvested stock options that would accelerate and become fully exercisable upon a change in control, computed by multiplying the difference between the closing price per share of our common stock on June 29, 2018 of $3.94 and the exercise price of each stock option vested as a result of the termination, by the number of accelerated stock options for Dr. Gold, Mr. Drazba, Dr. Mass and Mr. Urso, was $1,357,466, $541,062, $305,188 and $529,779 (giving effect to the changes in his employment agreement on July 12, 2018), respectively.

Tax and Accounting Considerations

The tax and accounting consequences to the Company of certain compensation elements are important considerations for the Compensation Committee when evaluating and recommending compensation packages for our executive officers. Generally, the Compensation Committee seeks to balance its objective to create an effective compensation program that attracts, retains and rewards executives in order to maximize the return to stockholders with the need for appropriate tax and accounting consequences of such compensation.

In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

CEO Pay Ratio

SEC rules require us to disclose the total annual compensation of our principal executive officer for fiscal 2018, who was Daniel P. Gold, our President and Chief Executive Officer, the median of the total annual compensation of all employees other than our principal executive officer, as well as their ratio to each other (the “CEO Pay Ratio”). Total annual compensation for our principal executive officer and for the median of the total annual compensation of all employees is calculated in accordance with SEC rules applicable to the Summary Compensation Table. For fiscal 2018, these amounts were as follows:

•	Our principal executive officer’s total annual compensation: $2,985,416

•	Our median compensated employee’s total annual compensation: $241,683

•	CEO Pay Ratio: 12 to 1

In determining the median compensated employee, we chose June 30, 2018 as the determination date. As of this date, we had 31 employees, excluding our principal executive officer. We annualized compensation of employees who were not employed with us for the full fiscal year. In determining our median compensated employee and calculating the CEO Pay Ratio, we did not use any of the exemptions permitted under SEC rules, nor did we rely upon any material assumptions, adjustments or estimates.

The Company believes that the CEO Pay Ratio set forth above is a reasonable estimate for fiscal 2018, determined in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the CEO Pay Ratio based on that employee’s total annual compensation permit companies to adopt a variety of methodologies, to apply certain exemptions and to make certain assumptions, adjustments or estimates that reflect their compensation policies. Accordingly, the CEO Pay Ratio may not be comparable to the pay ratios reported by other companies, which may have used different methodologies, assumptions, adjustments or estimates in calculating their pay ratios.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended June 30, 2018. Submitted on October 11, 2018 by the members of the Compensation Committee of the Board of Directors:

Dr. Kevan E. Clemens

Dr. Nicholas R. Glover

Dr. Thomas C. Reynolds

Mr. William D. Rueckert

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act, other than in the Company’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth for the fiscal years ended June 30, 2018, 2017 and 2016, the compensation of our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($) (3) (4) (5) (6)	All Other Compensation ($)	Total ($)(8)
Daniel P. Gold President, Chief Executive Officer & Director	2018 2017 2016	$592,250 575,000 552,000	$	— — 150,000	$2,081,847 426,824 409,012	$311,319 287,500 289,800	— — —	$2,985,416 1,289,324 1,400,812
Brian G. Drazba Chief Financial Officer	2018 2017	350,000 87,500		— —	532,916 191,027	133,000 —	— —	1,015,916 278,527
Robert D. Mass Chief Medical Officer (7)	2018 2017	183,340 178,000		— —	626,296 151,635	69,669 71,200	— —	879,305 400,835
	2016	170,800		75,000	149,639	71,736	—	467,175
David M. Urso Chief Operating Officer and General Counsel	2018 2017 2016	390,000 375,000 352,000		— — 75,000	712,211 146,019 169,590	148,200 150,000 149,360	— — —	1,250,411 671,019 745,950

(1)

Represents the aggregate grant date fair value of restricted stock unit awards granted in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, “Stock Compensation”, calculated based on the closing market price of our common stock on the date of grant.

(2)

Represents the aggregate grant date fair value of options granted in accordance with ASC Topic 718. For the relevant assumptions used in determining these amounts, refer to Note 8 to our audited financial statements contained in our Annual Report on Form 10-K.

(3)

Dr. Gold received a bonus of 47.5% of his base salary for the fiscal year ended June 30, 2018 based upon the Compensation Committee’s determination to award bonuses at 95% of target levels and to provide an additional one-time bonus of $30,000. Dr. Gold received a bonus of 50% of his base salary for the fiscal year ended June 30, 2017, based upon the Compensation Committee’s determination to award bonuses at 100% of target levels. Dr. Gold received a bonus of 52.5% of his base salary for the fiscal year ended June 30, 2016, based upon the Compensation Committee’s determination to award bonuses at 105% of target levels.

(4)	Mr. Drazba received a bonus of 38% of his base salary for the fiscal year ended June 30, 2018 based upon the Compensation Committee’s determination to award bonuses at 95% of target levels.
(5)

Dr. Mass received a bonus of 38% of his pro-rated base salary for the fiscal year ended June 30, 2018 based upon the Compensation Committee’s determination to award bonuses at 95% of target levels. Dr. Mass received a bonus of 40% of his pro-rated base salary for the fiscal year ended June 30, 2017, based upon the Compensation Committee’s determination to award bonuses at 100 % of target levels. Dr. Mass received a bonus of 42% of his pro-rated base salary for the fiscal year ended June 30, 2016, based upon the Compensation Committee’s determination to award bonuses at 105% of target levels.

(6)

Mr. Urso received a bonus of 38% of his base salary for the fiscal year ended June 30, 2018 based upon the Compensation Committee’s determination to award bonuses at 95% of target levels. Mr. Urso received a bonus of 40% of his base salary for the fiscal year ended June 30, 2017, based upon the Compensation Committee’s determination to award bonuses at 100% of target levels. Mr. Urso received a bonus of 42.4% of his base salary for the fiscal year ended June 30, 2016, based upon the Compensation Committee’s determination to award bonuses at 105% of target levels and to provide an additional one-time $20,000 bonus, in recognition of his individual efforts related to the Helsinn agreement.
(7)	Beginning in fiscal year 2014, Dr. Mass worked a 40% schedule. Amounts reported in the table reflect pro-ration.
(8)

In accordance with SEC rules, the compensation described in this table does not include various health and welfare or other benefits received by our named executive officers that were generally available to all of our regular, full-time employees, as well as certain perquisites and other benefits received by our named executive officers that, in the aggregate, were less than $10,000 for any officer.

Employment Agreements

We have entered into written employment agreements with each of the named executive officers, which set forth the terms of their respective employments. None of the executive officer employment agreements were modified in fiscal year 2018. Mr. Urso’s employment agreement was amended subsequent to June 30, 2018 in connection with his promotion to Chief Operating Officer on July 12, 2018.

Employment Agreement between Daniel P. Gold and MEI Pharma

In connection with Dr. Gold’s appointment as President and Chief Executive Officer, we entered into an Employment Letter Agreement, dated April 23, 2010 with Dr. Gold (the “Gold Employment Letter”). The Gold Employment Letter provided for an annual base salary of $400,000, subject to upward adjustment at the discretion of the Compensation Committee of the Board of Directors. Pursuant to the terms of the Gold Employment Letter, Dr. Gold was eligible to earn an annual cash bonus in an amount up to a maximum of 40% of the base salary, based on his achievement of milestones established by the Compensation Committee of the Board of Directors. Beginning in fiscal year 2015, the Compensation Committee established the target amount of Dr. Gold’s annual cash bonus as 50% of his base salary. Dr. Gold’s Employment Letter Agreement was not modified or amended in fiscal year 2018.

Dr. Gold may terminate his employment at any time and for any reason, upon providing three (3) months advance notice to us. Dr. Gold may terminate his employment with Good Reason (as defined in the Gold Employment Letter) by providing us with notice within sixty (60) days of the event giving rise to the Good Reason (and we do not cure the Good Reason event within thirty (30) days after receiving notice). We have the right to terminate the Gold Employment Letter with or without Cause (as defined in the Gold Employment Letter) at any time. If Dr. Gold’s employment is terminated by us without Cause or by Dr. Gold for Good Reason, Dr. Gold will be entitled to (i) a lump sum payment in an amount equal to twelve (12) months of his base salary and (ii) accelerated vesting of his options such that Dr. Gold will be vested in the same number of options as if he had continued to be employed by us for an additional twelve (12) months. The Gold Employment Letter contains confidentiality provisions.

Employment Agreement between Brian G. Drazba and MEI Pharma

In connection with Mr. Drazba’s appointment as Chief Financial Officer, we entered into an Employment Letter, dated February 1, 2017, with Mr. Drazba (the “Drazba Employment Letter”). The Drazba Employment Letter provided for an annual base salary of $350,000, subject to upward adjustment at the discretion of the Compensation Committee of the Board of Directors. Pursuant to the terms of the Drazba Employment Letter, Mr. Drazba is eligible to earn an annual cash bonus, beginning for the fiscal year starting on July 1, 2017, in an amount up to a maximum of 40% of the base salary, based on his achievement of milestones established by the Compensation Committee of the Board of Directors.

Mr. Drazba may terminate his employment at any time other than for Good Reason (as defined in the Drazba Employment Letter), upon providing two (2) months advance notice to us. Mr. Drazba may terminate his employment with Good Reason by providing us with notice within sixty (60) days of the event giving rise to the Good Reason (and we do not cure the Good Reason event within thirty (30) days after receiving notice). We have the right to terminate the Drazba Employment Letter with or without Cause (as defined in the Drazba Employment Letter) at any time. If Mr. Drazba’s employment is terminated by us without Cause or by Mr. Drazba for Good Reason, Mr. Drazba will be entitled to (i) a lump sum payment in an amount equal to twelve (12) months of his base salary and (ii) accelerated vesting of his options such that Mr. Drazba will be vested in the same number of options as if he had continued to be employed by us for an additional twelve (12) months. The Drazba Employment Letter contains confidentiality provisions.

Employment Agreement between Robert D. Mass and MEI Pharma

In connection with Dr. Mass’s appointment as Chief Medical Officer, we entered into an Employment Letter, dated June 1, 2011, with Dr. Mass (the “Mass Employment Letter”). The Mass Employment Letter provided for an annual base salary of $350,000, subject to upward adjustment at the discretion of the Compensation Committee of the Board of Directors. Pursuant to the terms of the Mass Employment Letter, Dr. Mass was eligible to earn an annual cash bonus in an amount up to a maximum of 20% of the pro-rated base salary based on his achievement of milestones established by the Compensation Committee of the Board of Directors. Beginning in fiscal year 2015, the Compensation Committee has increased the target amount of Dr. Mass’s annual cash bonus to 40% of his pro-rated base salary. Dr. Mass works a reduced hours schedule and worked a 25% part-time schedule from the commencement of his employment with us on June 1, 2011 through February 2012. Beginning March 2012, Dr. Mass worked a 50% of full-time schedule. Beginning in fiscal year 2014, Dr. Mass worked a 40% part-time schedule. It is anticipated that Dr. Mass will continue to work a 40% part-time schedule in fiscal year 2019. The number of hours worked by Dr. Mass may vary and his annual base salary and cash bonus paid will vary accordingly. Dr. Mass’s Employment Letter Agreement was not modified or amended in fiscal year 2018.

Dr. Mass may terminate his employment at any time other than for Good Reason (as defined in the Mass Employment Letter), upon providing two (2) months advance notice to us. Dr. Mass may terminate his employment with Good Reason by providing us with notice within sixty (60) days of the event giving rise to the Good Reason (and we do not cure the Good Reason event within thirty (30) days after receiving notice). We have the right to terminate the Mass Employment Letter with or without Cause (as defined in the Mass Employment Letter) at any time. If Dr. Mass’s employment is terminated by us without Cause or by Dr. Mass for Good Reason, Dr. Mass will be entitled to (i) a lump sum payment in an amount equal to twelve (12) months of his base salary and (ii) accelerated vesting of his options such that Dr. Mass will be vested in the same number of options as if he had continued to be employed by us for an additional twelve (12) months. The Mass Employment Letter contains confidentiality provisions.

Employment Agreement between David M. Urso and MEI Pharma

In connection with Mr. Urso’s appointment as Senior Vice President, Corporate Development and General Counsel, we entered into an Employment Letter dated March 6, 2014, with Mr. Urso (the “Urso Employment Letter”). The Urso Employment Letter provided for an annual base salary of $300,000. Beginning in fiscal year 2015, the Compensation Committee set the target amount of Mr. Urso’s annual cash bonus to 35% of his base salary based on his achievement of milestones established by the Compensation Committee of the Board of Directors. Beginning in fiscal year 2017, the Compensation Committee established the target amount of Mr. Urso’s annual cash bonus as 40% of his base salary.

Mr. Urso may terminate his employment at any time and for any reason, upon providing one (1) months’ advance notice to us. Mr. Urso may terminate his employment with Good Reason (as defined in the Urso Employment Letter) by providing us with notice within sixty (60) days of the event giving rise to the Good Reason (and we do not cure the Good Reason event within thirty (30) days after receiving notice). We have the right to terminate the Urso Employment Letter with or without Cause (as defined in the Urso Employment Letter) at any time. The Urso Employment Letter was not modified or amended in fiscal year 2018. However, upon Mr. Urso’s promotion to Chief Operating Officer and General Counsel on July 12, 2018, the Urso Employment Letter was amended so that if Mr. Urso’s employment is terminated by us without Cause or by Mr. Urso for Good Reason, Mr. Urso will be entitled to (i) a lump sum payment in an amount equal to twelve (12) months of his base salary and (ii) accelerated vesting of his options such that Mr. Urso will be vested in the same number of options as if he had continued to be employed by us for an additional twelve (12) months.

Grants of Plan-Based Awards For Fiscal Year Ended June 30, 2018

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)				Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stocks or Units	All Other Option Awards Number of Securities Underlying Options	Exercise or Base Price of Option Awards		Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target		Maximum	Threshold	Target	Maximum
Daniel P. Gold	July 6, 2017 June 22, 2018 —	— — —	$	— — 311,319	— — N/A	— — —	— — —	— — —	— — —	380,000 380,000 —	$ $	2.83 4.33 —	$ $	851,652 1,230,195 —
Brian G. Drazba	July 6, 2017 June 22, 2018 —	— — —	$	— — 133,000	— — N/A	— — —	— — —	— — —	— — —	50,000 130,000 —	$ $	2.83 4.33 —	$ $	112,060 420,856 —
Robert D. Mass	July 6, 2017 June 22, 2018 —	— — —	$	— — 69,669	— — N/A	— — —	— — —	— — —	— — —	135,000 100,000 —	$ $	2.83 4.33 —	$ $	302,561 323,735 —
David M. Urso	July 6, 2017 June 22, 2018 —	— — —	$	— — 148,200	— — N/A	— — —	— — —	— — —	— — —	130,000 130,000 —	$ $	2.83 4.33 —	$ $	291,355 420,856 —

(1)	The Board established single bonus targets and, as disclosed in the Summary Compensation Table, determined to payout bonuses at 95% of the target levels.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all stock options and unvested RSUs held by our named executive officers on June 30, 2018:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Daniel P. Gold	— — 182,083 — 298,958 97,917	380,000 380,000 197,917 — 8,542 2,083	(1) (2) (3) (6) (7)	$ $ $ $ $	4.33 2.83 1.36 — 1.57 6.53	June 22, 2028 July 6, 2027 July 29, 2026 — July 28, 2025 July 13, 2019	— — — 102,740 — —	(5)	— — — $ 404,796 — —
Brian G. Drazba	— — 43,750	130,000 50,000 106,250	(1) (2) (4)	$ $ $	4.33 2.83 1.59	June 22, 2028 July 6, 2027 April 3, 2027	— — —		— — —
Robert D. Mass	— — 64,687 — 109,375 31,333 34,000	100,000 135,000 70,313 — 3,125 667 —	(1) (2) (3) (6) (7) (8)	$ $ $ $ $ $	4.33 2.83 1.36 — 1.57 6.53 7.43	June 22, 2028 July 6, 2027 July 29, 2026 — July 28, 2025 July 13, 2019 July 14, 2018	— — — 51,370 — — —	(5)	— — — $ 202,398 — — —
David M. Urso	—	130,000	(1)		$4.33	June 22, 2028	—		—

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
	— 62,292 — 123,958 29,375 120,000	130,000 67,708 — 3,542 625 —	(2) (3) (6) (7) (9)	$ $ $ $ $	2.83 1.36 — 1.57 6.53 10.00	July 6, 2027 July 29, 2026 — July 28, 2025 July 13, 2019 April 6, 2019	— — 51,370 — — —	(5)	— — $ 202,398 — — —

(1)	Twenty-five percent of the options will vest on June 22, 2019; the remaining seventy-five percent of the options will vest in equal monthly installments over the following 36 months.
(2)	Twenty-five percent of the options vested on July 6, 2018; the remaining seventy-five percent of the options will vest in equal monthly installments over the following 36 months.
(3)	Twenty-five percent of the options vested on July 29, 2017; the remaining seventy-five percent of the options will vest in equal monthly installments over the following 36 months.
(4)	Twenty-five percent of the options vested on April 3, 2018; the remaining seventy-five percent of the options will vest in equal monthly installments over the following 36 months.
(5)

The RSUs were granted on June 7, 2016 but are subject to performance criteria, which were met on August 5, 2016. The RSUs vested on August 5, 2018, two years from the date the performance criteria were met.

(6)	The options vest in equal monthly installments over 36 months from the date of grant of July 28, 2015.
(7)	Twenty-five percent of the options vested on July 15, 2015; the remaining seventy-five percent of the options vested in equal monthly installments over the following 36 months.
(8)	Twenty-five percent of the options vested on July 15, 2014; the remaining seventy-five percent of the options vested in equal monthly installments over the following 36 months.
(9)	Twenty-five percent of the options vested on April 7, 2015; the remaining seventy-five percent of the options vested in equal monthly installments over the following 36 months.

Option Exercises and Stock Vested

No options were exercised by any of the named executive officers and no RSUs vested during the fiscal year ended June 30, 2018.

Compensation of Directors

The following table provides details of the fees paid to our non-executive directors who served on the Board for the fiscal year ended June 30, 2018.

Name	Fees Earned or Paid in Cash (1)	Option Awards ($)(2)	Total ($)
Christine A. White, M.D. (3)	$75,225	$81,806	$157,031
Frederick W. Driscoll (4)	$17,569	$50,538	$68,107
William D. Rueckert (5)	$67,100	$81,806	$148,906

Name	Fees Earned or Paid in Cash (1)	Option Awards ($)(2)	Total ($)
Charles V. Baltic III (6)	$59,600	$81,806	$141,406
Thomas C. Reynolds, M.D., Ph.D. (7)	$52,100	$81,806	$133,906
Nicholas R. Glover, Ph.D. (8)	$57,100	$81,806	$138,906
Kevan E. Clemens, Ph.D. (9)	$51,100	$81,806	$132,906

(1)

For the fiscal year ended June 30, 2018, each of our non-executive directors received an annual cash retainer of $39,600. In addition to the annual cash retainer, the Chairman received additional annual compensation of $30,000, and each Board Committee chair received additional compensation as follows: Audit Committee: $20,000; Compensation Committee: $12,500; and Nominating & Governance Committee: $10,000. Committee members not receiving compensation as a committee chairperson received additional compensation as follows: Audit Committee: $10,000; Compensation Committee: $7,500; and Nominating and Governance Committee: $5,000. Such amounts are pro-rated for periods of service less than the full fiscal year.

(2)

Represents the aggregate grant date fair value of options granted in accordance with FASB ASC Topic 718. For the relevant assumptions used in determining these amounts, refer to Note 7 to our audited financial statements included in our Annual Report on Form 10-K. All stock options granted to non-employee directors in the fiscal year ended June 30, 2018, were granted under our 2008 Equity Plan, and are ten-year options with an exercise price equal to the closing market price of our common stock on the date of grant. The stock options granted vest ratably each month over 12 months, subject to continued service on the Board of Directors.

(3)

Dr. White received cash compensation of $30,000 in connection with her service as Chairman of the Board, $625 in connection with her service on the Compensation Committee and $5,000 in connection with her service on the Nominating & Governance Committee.

(4)	Mr. Driscoll received cash compensation of $3,544 in connection with his service on the Audit Committee.
(5)	Mr. Rueckert received cash compensation of $20,000 in connection with his service as Chair of the Audit Committee and $7,500 in connection with his service on the Compensation Committee.
(6)	Mr. Baltic received cash compensation of $10,000 in connection with his service on the Audit Committee and $10,000 in connection with his service as Chair of the Nominating & Governance Committee.
(7)	Dr. Reynolds received cash compensation of $7,500 in connection with his service on the Compensation Committee and $5,000 in connection with his service on the Nominating and Governance Committee.
(8)	Dr. Glover received cash compensation of $10,000 in connection with his service on the Audit Committee and $7,500 in connection with his service on the Compensation Committee.
(9)	Dr. Clemens received cash compensation of $12,500 in connection with his service as Chair of the Compensation Committee.

Dr. Gold, President and Chief Executive Officer of the Company, does not receive any compensation for performing his duties as a director of the Company.

For the fiscal year ending June 30, 2018, each non-executive director received an annual grant of options in the amount of 40,000 shares at an exercise price of $2.83 per share.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. Subject to certain exceptions, the indemnification agreements provide that an indemnitee will be indemnified for all expenses incurred or paid by the indemnitee in connection with a proceeding to which the indemnitee was or is a party, or is threatened to be made a party, by reason of the indemnitee’s status with or service to us or to another entity at our request. In connection with proceedings other than those by or in the right of our company and to which the indemnitee was or is a party, or is threatened to be made a party, by reason of the indemnitee’s status with or service to us or to another entity at our request, the indemnification agreements provide that an indemnitee will also be indemnified for all liabilities incurred or paid by the indemnitee. The indemnification agreements also provide for advancement of expenses incurred by an indemnitee in connection with an indemnifiable claim, subject to reimbursement in certain circumstances.

The rights of each indemnitee are in addition to any other rights provided for under our restated certificate of incorporation, as amended, and our amended and restated by-laws, as may be amended from time to time, and under Delaware law.

RATIFICATION OF APPOINTMENT OF BDO USA, LLP (PROPOSAL NO. 5)

Background

The Audit Committee has selected BDO USA, LLP (“BDO USA”) as independent registered public accounting firm to audit the financial statements and the internal controls over financial reporting of the Company for the fiscal year ending June 30, 2019. The Board of Directors is submitting the appointment of BDO USA to the stockholders for ratification as a matter of good corporate practice.

BDO USA has been engaged as the Company’s independent auditor since January 18, 2011. They have performed the Company’s annual audit of its financial statements for each fiscal year beginning with the fiscal year ended June 30, 2011.

Representatives of BDO USA are expected to attend the Annual Meeting. The BDO USA representatives will have an opportunity to make a statement at the meeting and are expected to be available to respond to appropriate questions.

Fees Paid to Auditors

Audit Fees

During the fiscal year ended June 30, 2018, we incurred aggregate audit fees of $288,100 to BDO USA. Audit fees relate to professional services rendered in connection with the audit of our annual financial statements and internal controls, quarterly review of financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings, including providing consents for inclusion of their opinion in registration statements filed with the Securities and Exchange Commission.

During the fiscal year ended June 30, 2017, we incurred aggregate audit fees of $197,000 to BDO USA.

Audit-related Fees

No audit-related fees were paid to BDO USA during the fiscal years ended June 30, 2018 and 2017.

Tax Fees

During the fiscal year ended June 30, 2018, we incurred aggregate tax fees of $10,700 to BDO USA. Tax fees comprise fees for professional services related to tax compliance and advice.

During the fiscal year ended June 30, 2017, we incurred aggregate tax fees of $41,400 to BDO USA.

Other Fees

No other fees were paid to BDO USA during the fiscal years ended June 30, 2018 and 2017.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedure for pre-approving all audit and non-audit services to be performed by our independent auditors. The policy requires pre-approval of all services rendered by our independent auditors either as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on a case by case basis.

VOTE REQUIRED

The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019 will require approval by the majority of the votes cast by the holders of the shares of our common stock voting in person or by proxy at the Annual Meeting. Stockholders may vote either for or against or abstain from voting on the proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection of audit firms, but may decide not to change its selection. Even if the appointment is ratified, the Audit

Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in our stockholders’ best interest.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF BDO USA, LLP TO ACT AS MEI PHARMA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of MEI Pharma has furnished the following report on its activities during the fiscal year ended June 30, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that MEI Pharma specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended June 30, 2018, the members of the Audit Committee were Mr. Rueckert (Committee Chair), Mr. Baltic, Mr. Driscoll, who joined the Audit Committee on February 22, 2018, and Dr. Glover, each of whom is an independent director as defined by the applicable NASDAQ and SEC rules. The Audit Committee met four times during the fiscal year ended June 30, 2018.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors BDO USA for the fiscal year ended June 30, 2018. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management MEI Pharma’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of MEI Pharma’s internal controls and the overall quality of MEI Pharma’s financial reporting.

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its practice of recommending that the Board of Directors ask the stockholders, at their annual meeting, to ratify their appointment of the independent auditors.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301—Communications with Audit Committees. MEI Pharma’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for filing with the SEC.

Mr. William D. Rueckert

Mr. Charles V. Baltic III

Mr. Frederick W. Driscoll

Dr. Nicholas R. Glover

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, there were no related party transactions required to be disclosed pursuant to Item 404 of the Regulation S-K during the three years ended June 30, 2018.

Agreements with Helsinn

On August 5, 2016, we entered into the Helsinn License Agreement. Under the terms of the agreement, Helsinn was granted a worldwide exclusive license to develop, manufacture and commercialize Pracinostat, and is primarily responsible for funding its global development and commercialization. As compensation for such grant of rights, we received payments of $20.0 million, including a $15.0 million upfront payment and a $5.0 million payment in March 2017. In addition, we are eligible to receive up to $444 million in potential regulatory and sales-based milestones, along with royalty payments on the net sales of Pracinostat, which, in the U.S., are tiered and begin in the mid-teens. Helsinn also agreed to reimburse us for certain third-party expenses related to research and development activities for Pracinostat.

On August 5, 2016, we also entered into a Common Stock Purchase Agreement with Helsinn Investment Fund SA (the “Helsinn Equity Agreement”). Pursuant to the terms of the Helsinn Equity Agreement, we issued 2,616,431 shares of common stock on August 16, 2016 in exchange for a $5.0 million investment. As a result of the issuance of shares of common stock pursuant to the Helsinn Equity Agreement, Helsinn Investment Fund SA became the holder of more than 5% of the outstanding shares of our common stock. As a result, Helsinn and Helsinn Investment Fund SA may be deemed related persons under Item 404(a) of Regulation S-K promulgated by the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT OF MEI PHARMA

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of October 3, 2018 (except as otherwise indicated below) by (i) each person known to beneficially own more than 5% of our common stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or restricted stock units, exercisable or convertible on or within sixty (60) days of October 3, 2018, are deemed outstanding. Such shares however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership described below is based on 71,115,444 shares of common stock outstanding, plus adjustments to the number of shares of common stock outstanding as described above, as of October 3, 2018.

Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Shares Beneficially Owned
Vivo Opportunity Fund, LLC (1)	7,160,342	9.99%
Growth Equity Opportunities Fund V, LLC (2)	7,258,021	9.99%
Perceptive Advisors Master Fund, Ltd. (3)	6,600,660	9.00%
Caxton Corporation (4)	6,600,658	9.01%
BVF Inc. (5)	4,620,462	6.37%
Daniel P. Gold (6)	1,717,350	2.37%
Brian G. Drazba (7)	105,208	*
Robert D. Mass (8)	529,565	*
David M. Urso (9)	477,560	*
Christine A. White (10)	143,591	*
Frederick W. Driscoll (11)	35,556	*
William D. Rueckert (12)	144,245	*
Charles V. Baltic III (13)	173,191	*
Thomas C. Reynolds (14)	137,716	*
Nicholas R. Glover (15)	135,460	*
Kevan E. Clemens (16)	129,334	*
All directors and executive officers as a group (11 individuals)	3,728,776	5.01%

*	Less than 1%
(1)

Based upon information contained in a Statement on Schedule 13G filed by the stockholder on May 21, 2018. Shares beneficially owned consist of (i) 6,600,660 shares of common stock held directly and (ii) 559,682 shares of common stock issuable upon exercise of warrants (giving effect to a limitation on exercise preventing the stockholder from beneficially owning in excess of 9.99% of our shares of common stock outstanding). The shares and warrants are held of record by Vivo Opportunity Fund, L.P. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund, L.P. The principal address is 505 Hamilton Avenue, Suite 207, Palo Alto, CA 94301.

(2)

Based upon information contained in a Statement on Schedule 13G filed by the stockholder on May 23, 2018. Shares beneficially owned consist of (i) 5,720,572 shares of common stock held directly and (ii) 1,537,449 shares of common stock issuable upon exercise of warrants. The shares and warrants are held of record by Growth Equity Opportunities Fund V, LLC. New Enterprise Associates 16, L.P. (“NEA 16”) is the sole member of GEO, NEA Partners 16, L.P. (“NEA Partners 16”), is the sole general partner of NEA 16 and NEA 16 GP, LLC (“NEA 16 LLC” and, together with NEA Partners 16, the “Control Entities”), is the sole general partner of NEA Partners. Peter J. Barris, Forest Baskett, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Joshua Makower, David M. Mott, Chetan Puttagunta, Jon M. Sakoda, Scott D. Sandell, Peter W. Sonsini and Ravi Viswanathan (together, the “Managers”) are the Managers of NEA 16 LLC. Each of the Control Entities and the Managers may be deemed to have beneficial ownership of the shares and warrants held of record by GEO. The principal address is c/o New Enterprise Associates, 1954 Greenspring Drive, Timonium, MD 21093.

(3)

Based upon information contained in a Statement on Schedule 13G filed by the stockholder on September 5, 2018. Shares beneficially owned consist of (i) 4,400,440 shares of common stock held directly and (ii) 2,200,220 shares of common stock issuable upon exercise of warrants. The shares and warrants are held of record by Perceptive Advisors Master Fund, Ltd. (“Perceptive Master Fund”). Perceptive Advisors LLC (“Perceptive Advisors”) is the investment manager of Perceptive Master Fund. Joseph Edelman is the managing member of Perceptive Advisors. Each of Perceptive Advisors and Mr. Edelman may be deemed to have beneficial ownership of the shares and warrants held of record by Perceptive Master Fund. The principal address is 51 Astor Place, 10th Floor, New York, NY 10003.

(4)

Based upon information contained in a Statement on Schedule 13G filed by the stockholder on May 25, 2018. Shares beneficially owned consist of (i) 4,242,024 shares of common stock held by CDK Associates, LLC, (ii) 2,121,012 shares of common stock issuable upon exercise of warrants held by CDK Associates, LLC and (iii) 237,622 shares held directly by another entity for which Caxton Corporation is the Manager. The principal address is 731 Alexander Road, Bldg 2, Suite 500, Princeton, NJ 08540.

(5)

Based upon information contained in a Statement on Schedule 13G filed by the stockholder on May 29, 2018. Shares beneficially owned consist of (i) 1,485,652 shares of common stock held directly by Biotechnology Value Fund, L.P. (“BVF”), (ii) 742,826 shares of common stock issuable upon exercise of warrants held by BVF, (iii) 1,041,415 shares of common stock held directly by Biotechnology Value Fund II, L.P. (“BVF2”), (iv) 520,707 shares of common stock issuable upon exercise of warrants held by BVF2, (v) 248,148 shares of common stock held directly by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and (vi) 124,074 shares of common stock issuable upon exercise of warrants held by Trading Fund OS. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to have beneficial ownership of the shares and warrants held of record by Trading Fund OS. BVF Partners L.P. (“Partners”), as the general partner of BVF, and BVF2, as the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares and warrants held of record by BVF, BVF2, Trading Fund OS, and certain Partners managed accounts (the “Partners Managed Accounts”), including 457,640 shares, which including 152,547 shares issuable upon the exercise of certain warrants, held in the Partners Managed Accounts. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares and warrants beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares and warrants beneficially owned by BVF Inc.

(6)

Includes 1,394,468 shares issuable to Dr. Gold upon the exercise of stock options that are exercisable within 60 days of October 3, 2018 and 322,882 shares of common stock. Dr. Gold exercises sole voting and investment control with respect to the shares. Dr. Gold’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(7)

Includes 80,208 shares issuable to Mr. Drazba upon the exercise of stock options that are exercisable within 60 days of October 3, 2018 and 25,000 shares of common stock. Mr. Drazba exercises sole voting and investment control with respect to the shares. Mr. Drazba’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(8)

Includes 529,565 shares issuable to Dr. Mass upon the exercise of stock options that are exercisable within 60 days of October 3, 2018 and 33,661 shares of common stock. Dr. Mass exercises sole voting and investment control with respect to the shares. Dr. Mass’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(9)

Includes 453,454 shares issuable to Mr. Urso upon the exercise of stock options that are exercisable within 60 days of October 3, 2018 and 24,106 shares of common stock. Mr. Urso exercises sole voting and investment control with respect to the shares. Mr. Urso’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(10)

Includes 143,591 shares issuable to Dr. White upon the exercise of stock options that are exercisable within 60 days of October 3, 2018. Dr. White’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(11)

Includes 35,556 shares issuable to Mr. Driscoll upon the exercise of stock options that are exercisable within 60 days of October 3, 2018. Mr. Driscoll’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(12)

Includes 143,591 shares issuable to Mr. Rueckert upon the exercise of stock options that are exercisable within 60 days of October 3, 2018 and 654 shares of common stock. Mr. Rueckert exercises sole voting and investment control with respect to the shares. Mr. Rueckert’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(13)

Includes 143,591 shares issuable to Mr. Baltic upon the exercise of stock options that are exercisable within 60 days of October 3, 2018, as well as 29,600 shares of common stock. Mr. Baltic exercises direct voting and investment control with respect to 24,250 shares of common stock and indirect voting and investment control with respect to 5,350 shares of common stock. Mr. Baltic’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.
(14)

Includes 137,716 shares issuable to Dr. Reynolds upon the exercise of stock options that are exercisable within 60 days of October 3, 2018. Dr. Reynolds’ business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(15)

Includes 135,460 shares issuable to Dr. Glover upon the exercise of stock options that are exercisable within 60 days of October 3, 2018. Dr. Glover’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

(16)

Includes 129,334 shares issuable to Dr. Clemens upon exercise of stock options that are exercisable within 60 days of October 3, 2018. Dr. Clemens’s business address is c/o MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130.

WHERE YOU CAN FIND MORE INFORMATION

MEI Pharma files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that MEI Pharma files at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 during business hours. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. MEI Pharma’s SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov.

If you would like to request documents from MEI Pharma, please send a request in writing or by telephone at the following address:

MEI Pharma, Inc.

3611 Valley Centre Drive, Suite 500

San Diego, CA 92130

(858) 369-7100

Attn: Investor Relations

You should rely only on the information contained in this document to vote your shares at the stockholder meetings. MEI Pharma has not authorized anyone to provide you with information that differs from that contained in this document. This document is dated October 11, 2018. You should not assume that the information contained in this document is accurate as of any date other than that date.

Information on MEI Pharma’s Website

Information on any MEI Pharma’s website is not part of this document and you should not rely on that information in deciding whether to approve any of the proposals described in this document, unless that information is also in this document.

OTHER MATTERS FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires MEI Pharma’s officers and directors and persons who beneficially own more than 10% of the common stock of MEI Pharma to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of MEI Pharma are also required by SEC regulations to furnish MEI Pharma with copies of all Section 16(a) forms they file.

Based solely on MEI Pharma’s review of the copies of such forms received by it with respect to the fiscal year ended June 30, 2018, all reports were filed on a timely basis.

Stockholder Proposals

Stockholders who intend to present proposals at the Company’s fiscal 2020 annual meeting of stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Secretary of the Company no later than June 14, 2019. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s fiscal 2018 proxy materials. Notwithstanding the foregoing, in the event the date of annual meeting for fiscal 2019 is changed by more than 30 days from the date of the Annual Meeting for fiscal 2019, all stockholder proposals must be submitted a reasonable time before a solicitation is made.

In accordance with our bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the fiscal 2020 annual meeting of stockholders but not submitted for inclusion in the proxy statement for our fiscal 2020 annual meeting of stockholders pursuant to Rule 14a-8, must be received by us no earlier than August 1, 2019 and no later than August 31, 2019, unless we change the date of our fiscal 2020 annual meeting more than 30 days before or more than 60 days after November 29, 2019, in which case stockholder proposals must be received by us no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting.

Communication with the MEI Pharma Board of Directors

MEI Pharma’s stockholders may communicate with the Board of Directors, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of MEI Pharma, Inc., Attn: Secretary, 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130. All communications will be compiled by the Secretary and submitted to the addressee. If the Board of Directors modifies this process, the revised process will be posted on MEI Pharma’s website.

Delivery of this Proxy Statement to Multiple Stockholders with the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Householding of Proxy Materials for MEI Pharma Stockholders

This year, a number of brokers with account holders who are MEI Pharma stockholders will be “householding” MEI Pharma’s proxy materials. A single copy of this proxy statement will be delivered to multiple MEI Pharma stockholders sharing an address unless contrary instructions have been received from the affected MEI Pharma stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you notify your broker or MEI Pharma that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, MEI Pharma, Inc., 3611 Valley Centre Drive, Suite 500, San Diego, California, 92130, or (3) contact MEI Pharma’s Chief Financial Officer, Brian G. Drazba, at: (858) 369-7100. Upon a written or oral request to the address or telephone number above, MEI Pharma will promptly deliver a separate copy of the annual report and proxy statement to a MEI Pharma stockholder at a shared address to which a single copy of the proxy statements was delivered. MEI Pharma stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Annex A

MEI PHARMA, INC.

AMENDED AND RESTATED

2008 STOCK OMNIBUS EQUITY COMPENSATION PLAN

Section 1. Purpose

The Plan authorizes the Compensation Committee to provide Advisors, Employees and Non-Employee Directors that are providing~~, or have agreed to provide,~~ services to the Company or its Affiliates, who are in a position to contribute to the long-term success of the Company or its Affiliates, with Grants. The Company believes that this incentive program will cause those Advisors, Employees and Non-Employee Directors to increase their interest in the welfare of the Company and its Affiliates, and aid in attracting, retaining and motivating Advisors, Employees and Non-Employee Directors of outstanding ability.

The Plan was originally effective as of December 9, 2008 upon approval by the stockholders of the Company. The Plan was amended and restated effective October 21, 2011, but the share increase was effective December 1, 2011 upon approval by the stockholders of the Company. The Plan was amended and restated effective January 29, 2013, but the share increase was effective March 26, 2013 upon approval by the stockholders of the Company. The Plan was further amended and restated effective December 3, 2014, ~~and~~ December 3, 2015~~,~~ and December 1, 2016, in each case upon approval by the stockholders of the Company. This amendment and restatement of the Plan is effective as of the Restatement Effective Date, subject to approval by the Company’s stockholders; provided, however, that if this amendment and restatement is not so approved, the prior version of the Plan (as in effect immediately prior to the Board’s approval of this amendment and restatement) shall continue to operate according to its terms.

Section 2. Definitions

Capitalized terms used herein shall have the meanings set forth in this Section.

(a) “Advisor” shall mean advisors who render bona fide services to the Company or its subsidiaries where the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) “Affiliate” shall mean any Person which is included as a member with the Company in a controlled group of corporations, within the meaning of Code section 414(b), or which is a trade or business (whether or not incorporated) included with the Company in a group of trades or business under common control, within the meaning of Code section 414(c); provided, however, that in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code section 414(b), the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Code sections 1563(a)(1), (2) and (3), and in applying Treas.

Reg. section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code section 414(c), the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treas. Reg. section 1.414(c)-2.

(c) “Board” shall mean the Board of Directors of the Company.

~~(d ) “Cash-Based Award” shall mean any Grant denominated in cash, as described in Section 9.~~

(~~e~~d ) “Cause” shall have the meaning ascribed thereto in any effective employment or service agreement between the Company and the Grantee, or if no employment agreement is in effect that contains a definition of cause, then Cause shall mean a finding by the Compensation Committee, in its sole and absolute discretion, that the Grantee has (i) committed a felony or a crime involving moral turpitude, (ii) committed any act of gross negligence or fraud, (iii) failed, refused or neglected to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the directives of the Company, (iv) materially violated any policy of the Company, or (v) engaged in conduct that is materially injurious to the Company, monetarily or otherwise.

(~~f~~e) “Change in Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to Code section 409A and the Grant provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) and (ii) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code section 409A. ~~Notwithstanding the foregoing definition of Change in Control, the Compensation Committee may modify the definition of Change in Control for a particular Grant as it deems appropriate to comply with Code section 409A or otherwise.~~

(~~g~~f ) “Code” shall mean the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

(~~h~~g ) “Company” shall mean MEI Pharma, Inc., a corporation organized under the laws of the State of Delaware.

(~~i~~h ) “Compensation Committee” shall mean the members of the Board appointed by the Board to serve as the Compensation Committee with responsibility for the administration of the Plan, or if no such members of the Board are appointed, then the Compensation Committee shall consist of all of the members of the Board. In any case, the Board shall approve and administer all grants made to Non-Employee Directors. The members of the Board appointed to serve as the Compensation Committee, if applicable, should consist of two or more Persons who are ~~“outside directors” as defined under Code section 162(m), and related Treasury regulations, and~~ “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Compensation Committee” shall be deemed to refer to the Board or such subcommittee.

(~~j~~i) “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of Code section 22(e)(3) or as otherwise determined by the Compensation Committee.

(~~k~~j ) “Employee” shall mean any individual that is providing, or has agreed to provide, services to the Company or an Affiliate of the Company as an employee.

(~~l~~k ) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(~~m~~l ) “Exercise Price” shall mean the purchase price of a Share subject to an Option, which shall not be less than the Fair Market Value of a Share as of the date an Option is granted.

(~~n~~m) “Fair Market Value” of a Share on any given date, unless the Compensation Committee determines otherwise with respect to a particular Grant, shall mean (i) if the principal trading market for the Shares is a national securities exchange, the last reported sale price during regular trading hours thereof of a Share on the relevant date or (if there were no trades on that date) the last reported sales price during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Shares are not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of a Share during regular trading hours on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Shares are not publicly traded or, if publicly traded, are not so reported, the Fair Market Value per share shall be as determined by the Compensation Committee pursuant to any reasonable valuation method authorized under the Code.

(~~o~~n) “Full Value Award” shall mean a Grant other than an Option or SAR, and which is settled in Shares.

(~~p~~o ) “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units~~, Cash-Based Awards~~ or Other Stock-Based Awards under the Plan.

(~~q~~p) “Grant Letter” shall mean a letter, certificate or other agreement accepted by the Grantee (which may also be in electronic form), evidencing the making of a Grant hereunder and containing such terms and conditions, not inconsistent with the express provisions of the Plan, as the Compensation Committee shall approve.

(~~r~~q) “Grantee” shall mean an Advisor, Employee or Non-Employee Director made a Grant under the Plan.

(~~s~~r) “ISO” shall mean any Option or portion thereof that meets the requirements of an incentive stock option under Code section 422 and that is designated by the Compensation Committee to be an ISO.

(~~t~~s ) “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(~~u~~t ) “Nonqualified Option” shall mean any Option or portion thereof that is not an ISO.

(~~v~~u ) “Options” shall refer to options issued under and subject to the Plan.

(~~w~~v ) “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Shares (other than those described in Sections 5, 6, 7 and 8 of the Plan), as described in Section 9.

(w) “Performance Goals” shall mean objectively determinable performance goals that may be based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, shareholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures; pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus);

appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; year-end cash; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); clinical achievements (including initiating clinical studies, initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies, completing phases of a clinical study (including the treatment phase), or announcing or presenting preliminary or final data from clinical studies, in each case, whether on particular timelines or generally); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; competitive market metrics; timely completion of new product roll-outs; sales or licenses of the Company’s assets (including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, acquisitions and divestitures, or such other criteria as the Compensation Committee determines. The business criteria may relate to the performance of the Company, or the performance of a parent company, a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons or any of the indicators of performance relative to performance of other companies, or any combination of the foregoing. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Compensation Committee may provide for exclusion of the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (A) restructurings, discontinued operations~~, extraordinary items~~, and other unusual, infrequently occurring or non-recurring charges, (B) an event either not directly related to the operations of the Company, Company subsidiary, division, business segment or business unit or not within the reasonable control of management, or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

(x) “Person” shall mean an individual, partnership, corporation, limited liability company or partnership, trust, unincorporated organization, joint venture, government (or agency or political subdivision thereof) or any other entity of any kind.

(y) “Plan” shall mean this Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan as set forth herein and as amended from time to time.

(z) “Restatement Effective Date” shall mean ~~December 1~~November 29, 2018~~6~~, provided that this amendment and restatement of the Plan is approved by the Company’s stockholders on such date.

(aa) “SAR” shall mean a stock appreciation right with respect to a Share.

(bb) “Share” shall mean a share of common stock of the Company.

(cc) “Stock Award” shall mean an award of Shares, with or without restrictions.

(dd) “Stock Unit” shall mean a unit that represents a hypothetical Share.

(ee) “Substitute Awards” shall mean Grants made or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines.

Section 3. Shares Available under the Plan

(a)

Shares Authorized. Subject to adjustments as provided in Sections 3(b) and ~~13~~ 12 below, as of the Restatement Effective Date, (i) ~~5,033,512~~11,800,000 Shares, less (ii) one Share for every one Share that was subject to an Option or SAR granted after ~~August 31~~June 30, 2018~~6~~ and 1.25 Shares for every one Share that was subject to a Full Value Award granted after ~~August 31~~June 30, ~~2016~~2018, shall be authorized for Grants made under the Plan. Shares subject to Grants made under the Plan prior to the Restatement Effective Date will be issued from the Share reserve authorized under the Plan prior to the Restatement Effective Date. A maximum of ~~2,000,000~~11,800,000 Shares may be subject to ISOs granted under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

(b)	Share Counting.

(i)

For each Share that is subject to an Option or SAR granted after ~~August 31~~June 30, ~~2016~~2018, the Share limit referred above in Section 3(a) shall be reduced by one Share for every one Share that was subject to an Option or SAR and for each Share that is subject to a Full Value Award granted after

~~August 31~~June 30, 2018~~6~~, the Share limit shall be reduced by 1.25 Shares for every one Share that was subject to a Full Value Award.

(ii)

If any Shares subject to a Grant are forfeited, a Grant expires or a Grant is settled for cash (in whole or in part), then the Shares subject to such Grant shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Grants under the Plan, subject to the mechanism set forth in Section 3(b)(iv). The term “Grant” as used in this Section 3(b)(ii) shall include Grants made under the Plan prior to the Restatement Effective Date.

(iii)

Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares that may be subject to Grants under the Plan (including Grants made under the Plan prior to the Restatement Effective Date): (A) Shares tendered by the Grantee or withheld by the Company in payment of the Exercise Price of an Option, (B) Shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to Grants, (C) Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof, and (D) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(iv)

Any Shares that again become available for Grants under the Plan pursuant to this Section 3 shall be added as (A) one Share for every one Share subject to Options or SARs granted under the Plan, and (B) as 1.25 Shares for every one Share subject to Full Value Awards granted under the Plan.

(c)

Substitute Awards. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Grantee under Section 3(e), nor shall Shares subject to a Substitute Award be added to the Shares available for issuance or transfer under the Plan as provided in Sections 3(a) and (b) above. Additionally, in the event that a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Grants under the Plan and shall not reduce the Shares authorized for Grants under the Plan (and Shares subject to such Grants shall not be added to the Shares available for Grants under the Plan as provided in Sections 3(a) and (b) above); provided that Grants using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or directors prior to such acquisition or combination.

(d)

Individual Limits on Grants to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, including but not limited to Section 3(e) below, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Grants granted to any Non-Employee Director during any single calendar year for services provided as a Non-Employee Director, plus the sum of all cash payments paid or payable to such director for services provided as a Non-Employee Director during such year (including but not limited to annual retainer and similar fees) shall not exceed $400,000. For the avoidance of doubt, compensation shall be counted towards this limit for the year in which it is earned, and not a later year in the event it is deferred.

(e)

Individual Limits on Grants to Advisors and Employees. Subject to adjustment as provided in Section ~~13~~12, no Advisor or Employee may be ~~granted (i) Options or SARs~~awarded Grants during any calendar year with respect to more than ~~2~~4,000,000 Shares. ~~and (ii) Full Value Awards during any calendar year that are intended to comply with the performance-based exception under Code section 162(m) and are denominated in Shares under which more than 2,000,000 Shares may be earned for each 12 months in the vesting period or performance period. During any calendar year, no Advisor or Employee may be granted awards that are intended to comply with the performance-based exception under Code section 162(m) and are denominated in cash under which more than $3,000,000 may be earned for each 12 months in the performance period. Each of t~~The limitation~~s~~ in this Section 3(e) shall be multiplied by two with respect to Grants made to an Employee during the first calendar year in which the Employee commences employment or service with the Company and its subsidiaries. If a Grant is cancelled, the cancelled Grant shall continue to be counted toward the applicable limitation in this Section 3(e).

Section 4. Administration of the Plan

(a) Authority of the Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select the Advisors, Employees and Non-Employee Directors to whom Grants may be made;

(ii) to determine the number of Shares subject to each such Grant;

(iii) to determine the terms and conditions of any Grant made under the Plan;

(iv) to determine whether to accelerate the exercisability of any or all applicable outstanding Grants at any time for any reason;

(v) to determine the restrictions or conditions related to the delivery, holding and disposition of Shares acquired pursuant to a Grant;

(vi) to prescribe the form of each Grant Letter;

(vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Compensation Committee may deem necessary or advisable to administer the Plan;

(viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Grant, Grant Letter or other instrument hereunder; and

(ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Compensation Committee may deem necessary or advisable for the administration of the Plan.

All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Compensation Committee shall be final and binding on the Grantee, his or her beneficiaries and any other Person having or claiming an interest under such Grant.

(b) Manner of Exercise of Compensation Committee Authority. Any action of the Compensation Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, Grantees, or any Person claiming any rights under the Plan from or through any Grantee, except to the extent the Compensation Committee may subsequently modify, or take further action not inconsistent with, its prior action. If not specified in the Plan, the time at which the Compensation Committee must or may make any determination shall be determined by the Compensation Committee, and any such determination may thereafter be modified by the Compensation Committee. The express grant of any specific power to the Compensation Committee, and the taking of any action by the Compensation Committee, shall not be construed as limiting any power or authority of the Compensation Committee. The Compensation Committee may delegate to officers or managers of the Company or any Affiliate of the Company the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions as the Compensation Committee may determine, to the extent permitted under applicable law.

(c) Limitation of Liability. Each member of the Compensation Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any of its Affiliates, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. To the fullest extent permitted by applicable law, no member of the Compensation Committee, nor any officer or employee of the Company acting on behalf of the Compensation Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Compensation Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

Section 5. Options

The Compensation Committee may grant Options to an Employee, Advisor or member of the Board upon such terms as the Compensation Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Compensation Committee shall determine the number of Shares that will be subject to each Grant of Options to an Employee, Advisor or member of the Board.

(b) Type of Option and Price.

(i) The Compensation Committee may grant ISOs or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. ISOs may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Code section 424. Nonqualified Options may be granted to Employees, Advisors or members of the Board.

(ii) The Exercise Price of Shares subject to an Option shall be determined by the Compensation Committee and may be equal to or greater than the Fair Market Value of a Share on the date the Option is granted. However, an ISO may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Code section 424, unless the Exercise Price per Share is not less than 110% of the Fair Market Value of a Share on the date of grant.

(iii) Each ISO shall provide that, if the aggregate Fair Market Value of the Shares on the date of the grant with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary of the Company, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Option.

(c) Option Term. The Compensation Committee shall determine the term of each Option. Notwithstanding the foregoing, the term of any Option shall not exceed ten years from the date of grant.

(d) Option Termination. Except as provided below, an Option may only be exercised while the Grantee is employed or engaged by the Company or any Affiliate as an Advisor, Employee or member of the Board. Unless otherwise determined by the Compensation Committee and set forth in a Grant Letter, Options shall terminate on the earliest of:

(i) the date on which the Grantee is no longer employed or engaged by the Company and any Affiliate on account of the Grantee’s termination for Cause. In addition, notwithstanding any other provisions of this Section 5, if the Compensation Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed or engaged by the Company and any Affiliate or after the Grantee’s termination of employment or engagement, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the Share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such Shares. Upon any exercise of an Option, the Company may withhold delivery of Share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture;

(ii) the 91st day following the date the Grantee is no longer employed or engaged by the Company and any Affiliate for any reason other than Cause, death, or Disability; provided, however, that in all cases the portion of any Option that is not vested on the date of termination of employment or engagement shall terminate immediately upon such termination;

(iii) the first anniversary of the date the Grantee’s employment or engagement by the Company and any Affiliate terminates on account of the Grantee’s death or Disability; provided, however, that the portion of any Option that is not vested on the date of such termination of employment or engagement shall terminate immediately upon such termination;

(iv) the tenth anniversary of the date of grant as set forth in the Grant Letter; and

(v) cancellation, termination or expiration of the Options pursuant to action taken by the Compensation Committee in accordance with Section ~~13~~12.

Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an ISO) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the

Option shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement, to the extent permitted under Code section 409A.

For purposes of the Plan, employment or engagement by the Company and any Affiliate shall mean employment or service as an Employee, Advisor or member of the Board (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated his employment or engagement until the Grantee ceases to be an Employee, Advisor and member of the Board), unless the Compensation Committee determines otherwise.

(e) Exercise of Options. Only the vested portion of any Option may be exercised. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Compensation Committee (i) in cash, (ii) unless the Compensation Committee determines otherwise, by delivering Shares owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Compensation Committee) to ownership of Shares having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Compensation Committee may approve. In addition, in the event the Compensation Committee so determines, to the extent an Option is at the time exercisable for vested shares of Company Stock, all or any part of that vested portion may be surrendered to the Company for an appreciation distribution payable in Shares with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for those Shares. Shares used to exercise an Option shall have been held by the Grantee for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the Shares to be issued or transferred pursuant to the Option, and any ~~required~~ applicable withholding taxes, must be received by the Company by the time specified by the Compensation Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such Shares.

Notwithstanding the foregoing, a Grant Letter may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the Exercise Price per Share, the Grantee has not exercised the Option (or a tandem SAR, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Grantee on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Grantee the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total Exercise Price and

~~required~~ applicable withholding taxes; provided, however, any fractional Share shall be settled in cash.

Section 6. Stock Awards

The Compensation Committee may issue or transfer Shares to an Employee, Advisor or member of the Board under a Stock Award, upon such terms as the Compensation Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Compensation Committee. The Compensation Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific ~~p~~Performance ~~g~~Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Letter as the “Restriction Period.”

(b) Number of Shares. The Compensation Committee shall determine the number of Shares to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such Shares.

(c) Requirement of Employment or Service. If the Grantee is no longer employed or engaged by the Company or any Affiliate during a period designated in the Grant Letter as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all Shares covered by the Grant as to which the restrictions have not lapsed, and those Shares must be immediately returned to the Company. The Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Shares of a Stock Award except under Section ~~14~~13(b) below. Unless otherwise determined by the Compensation Committee, the Company will retain possession of certificates for Shares of Stock Awards until all restrictions on such Shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Compensation Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such Shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Compensation Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote Shares of Stock Awards and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Compensation Committee, including, without limitation, the achievement of specific ~~p~~Performance ~~goals~~Goals. Notwithstanding the provisions of this Section, any cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any unvested Stock Award ~~that vests based on achievement of performance goals~~ shall either (i) not be paid or credited or (ii) be accumulated and subject to restrictions and risk of forfeiture to the same extent as the Shares underlying the Stock Award with respect to which such cash, stock or other property has been distributed and shall not be paid unless and until~~at~~ the time such restrictions and risk of forfeiture lapse.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Compensation Committee. The Compensation Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 7. Stock Units

The Compensation Committee may grant Stock Units, each of which shall represent one hypothetical Share, to an Employee, Advisor or member of the Board, upon such terms and conditions as the Compensation Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive a Share or an amount of cash based on the value of a Share, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Compensation Committee may grant Stock Units that are payable if specified ~~performance~~ Performance G~~g~~oals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Compensation Committee. The Compensation Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Grantee is no longer employed or engaged by the Company or any Affiliate prior to the vesting of Stock Units, or if other conditions established by the Compensation Committee are not met, the Grantee’s Stock Units shall be forfeited. The Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Shares or any combination of the foregoing, as the Compensation Committee shall determine.

Section 8. Stock Appreciation Rights

The following provisions are applicable to SARs:

(a) General Requirements. The Compensation Committee may grant SARs to an Employee, Advisor or member of the Board separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an ISO, SARs may be granted only at the time of the grant of the ISO. The Compensation Committee shall establish the base amount of the SAR at the time the SAR is granted, which shall be equal to or greater than the Fair Market Value of a Share as of the date of grant of the SAR. The base amount of each SAR shall be equal to the per Share Exercise Price of the related Option, provided such Exercise Price is equal to or greater than the Fair Market Value of a Share as of the date of grant of the SAR or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a Share as of the date of grant of the SAR. No SAR shall have a term that is greater than ten years.

Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of the SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement, to the extent permitted under Code section 409A.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Shares that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

(c) Exercisability. A SAR shall be exercisable during the period specified by the Compensation Committee in the Grant Letter and shall be subject to such vesting and other restrictions as may be specified in the Grant Letter. ~~The Compensation Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.~~ SARs may only be exercised while the Grantee is employed or engaged by the Company or Affiliate or during the applicable period after termination of employment or engagement as described in Section 5(c) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

A Grant Letter may provide that if on the last day of the term of a SAR the Fair Market Value of one Share exceeds the base amount per Share of the SAR, the Grantee has not exercised the SAR or the tandem Option (if applicable), and the SAR has not otherwise expired, the SAR shall be deemed to have been exercised by the Grantee on such day. In such event, the Company shall make payment to the Grantee in accordance with this Section, reduced by the number of Shares (or cash) ~~required~~ for applicable withholding taxes; any fractional Share shall be settled in cash.

(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Compensation Committee, upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Share on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a) above.

(f) Form of Payment. The appreciation in a SAR shall be paid in Shares, cash or any combination of the foregoing, as the Compensation Committee shall determine. For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 9. ~~Cash-Based Awards and~~ Other Stock-Based Awards

The Compensation Committee may grant ~~Cash-Based Awards or~~ Other Stock-Based Awards to any Employee, Advisor or member of the Board, on such terms and conditions as the Compensation Committee shall determine. ~~Cash-Based Awards and~~ Other Stock-Based Awards may be awarded subject to the achievement of ~~p~~Performance G~~g~~oals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Compensation Committee shall determine.

Section 10. Dividend Equivalents

The Compensation Committee may grant Dividend Equivalents in connection Stock Units or Other Stock-Based Awards. No Dividend Equivalents or dividends may be granted in connection with Options or SARs. Dividend Equivalents may be ~~paid currently or~~ accrued as contingent cash obligations and may be payable in cash or Shares, and upon such terms as the Compensation Committee may establish, including, without limitation, the achievement of specific ~~performance~~ Performance ~~goals~~Goals. Notwithstanding the foregoing in this Section 10, any Dividend Equivalents granted in connection with unvested Stock Units or Other Stock-Based Awards ~~that are subject to specified performance goals~~ shall be payable only if and to the extent the underlying Stock Units or Other Stock-Based Awards are payable, as determined by the Compensation Committee.

~~Section  11. Qualified Performance-Based Compensation~~

~~The Compensation Committee may determine that Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under Code section 162(m). The following provisions shall apply to Grants of Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” under Code section 162(m):~~

~~(a) Performance Goals.~~

~~(i) When Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards or Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Compensation Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Compensation Committee deems appropriate and consistent with the Plan and Code section 162(m).~~

~~(ii) The business criteria may relate to the performance of the Company, or the performance of a parent company, a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons or any of the indicators of performance relative to performance of other companies, or any combination of the foregoing. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Compensation Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, shareholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures; pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; year-end cash; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of~~

~~the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); clinical achievements (including initiating clinical studies, initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies, completing phases of a clinical study (including the treatment phase), or announcing or presenting preliminary or final data from clinical studies, in each case, whether on particular timelines or generally); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); debt level year-end cash position; competitive market metrics; timely completion of new product roll-outs; sales or licenses of the Company’s assets (including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, acquisitions and divestitures. The Compensation Committee may provide for exclusion of the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (A) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges, (B) an event either not directly related to the operations of the Company, Company subsidiary, division, business segment or business unit or not within the reasonable control of management, or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.~~

~~(b) Establishment of Goals. The Compensation Committee shall establish the performance goals (and any exclusions) in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Code section 162(m). The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Compensation Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.~~

~~(c) Announcement of Grants. The Compensation Committee shall certify and announce the results for each performance period to all Grantees after the announcement~~

~~of the Company’s financial results for the performance period. If and to the extent that the Compensation Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards and Dividend Equivalents for the performance period shall be forfeited or shall not be made, as applicable. If Dividend Equivalents are granted as “qualified performance-based compensation” under Code section 162(m), a Grantee may not accrue more than $1,000,000 of such Dividend Equivalents during any calendar year.~~

~~(d) Death, Disability or Other Circumstances. The Compensation Committee may provide that Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards and Dividend Equivalents shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under Code section 162(m).~~

Section ~~12~~11. Deferrals

The Compensation Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Grantee in connection with any Stock Units~~, Cash-Based Awards,~~ or Other Stock-Based Awards. If any such deferral election is permitted or required, the Compensation Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Code section 409A.

Section ~~13~~12. Adjustment Upon Changes in Capitalization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange or issuance of Shares or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property other than a regular cash dividend), liquidation, dissolution, or other similar transactions or events, affects the Shares or the value thereof, then the Compensation Committee shall make such adjustment, in such manner as the Compensation Committee deems appropriate, in order to prevent dilution or enlargement of the rights of Grantees under the Plan, including adjustment in (i) the number and kind of Shares deemed to be available thereafter for Grants under Section 3, (ii) the number and kind of Shares that may be delivered or deliverable in respect of outstanding Grants, and (iii) the price per share or the applicable market value of such Grants. In addition, the Compensation Committee shall make such adjustments as are appropriate in the terms and conditions of, and the criteria included in, Grants (including, without limitation, cancellation of Grants in exchange for the in-the-money value, if any, of the vested portion thereof, cancellation of unvested Grants for no consideration, cancellation of out-of-the-money Grants for no consideration, substitution of Grants using securities of a successor or other entity, acceleration of the time that Grants expire, or adjustment of performance targets) in recognition of unusual or nonrecurring events (including, without limitation, a Change in Control or an event described in the preceding sentence) affecting the Company or any Affiliate of the Company or the financial statements of the Company or any Affiliate of the Company, or in response to changes in applicable laws, regulations or accounting principles. Any adjustments to outstanding Grants shall be consistent with Code section 409A or 424, to the extent applicable. Any adjustments determined by the Compensation Committee shall be final, binding and conclusive.

Section ~~14~~13. Restrictions on Shares.

(a) Restrictions on Issuing Shares. No Shares shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Compensation Committee. The Compensation Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the Shares issued or transferred thereunder as the Compensation Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof.

(b) Transfer Restrictions.

(i) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. No Grant under the Plan and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except (A) by will or by the laws of descent and distribution or (B) with respect to Grants other than ISOs, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other Person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(ii) Transfer of Nonqualified Stock Options. Notwithstanding (i) above, the Compensation Committee may provide, in a Grant Letter, that a Grantee may transfer Nonqualified Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Compensation Committee may determine; provided that the Grantee receives no consideration for the transfer of the Nonqualified Option and the transferred Nonqualified Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Option immediately before the transfer.

(c) ISO Notice. A Grantee shall notify the Company of any disposition of Shares acquired upon exercise of an ISO if such disposition occurs within one year of the date of such exercise or within two years of the date of grant of such ISO. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made.

(d) Requirements for Issuance or Transfer of Shares. No Shares shall be issued or transferred in connection with any Grant made hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Compensation Committee. The Compensation Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the Shares as the Compensation Committee shall deem necessary or advisable, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Compensation Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section  ~~15~~14. Withholding of Taxes.

All Grants made under the Plan shall be subject to applicable federal (including FICA), state, ~~and~~ local and foreign tax withholding requirements. The Company may require that the Grantee or other Person receiving or exercising Grants pay to the Company or any Affiliate the amount of any federal, state, ~~or~~ local or foreign taxes that the Company or any Affiliate is required to withhold with respect to such Grants, or the Company or any Affiliate may deduct from other wages paid by the Company or any Affiliate the amount of any withholding taxes due with respect to such Grants. If the Compensation Committee ~~so permits~~deems it appropriate, the Compensation Committee shall be authorized to establish procedures that permit or require a Grantee ~~a Grantee may elect~~ to satisfy the applicable tax withholding obligation with respect to a Grant by having Shares that are otherwise deliverable in connection with a Grant withheld, subject to such limitations as may be imposed by the Compensation Committee. ~~up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities or such other rate that will not cause an adverse accounting consequence or cost. The election must be in a form and manner prescribed by the Compensation Committee and may be subject to the prior approval of the Compensation Committee.~~

Section  ~~16~~15. Consequences of a Change in Control.

The Compensation Committee may provide in a Grant Letter or otherwise terms under which Grants may vest and, as applicable, be exercisable or payable in the event of a Change in Control or in the event of a Grantee’s termination of employment or engagement by the Company and any Affiliate in connection with, upon or within a specified time period after a Change of Control. In addition, in the event of a Change in Control, the Compensation Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Compensation Committee may (i) require that Grantees surrender their outstanding vested Options and SARs in exchange for one or more payments by the Company, in cash or Shares as determined by the Compensation Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Grantee’s unexercised, vested Options and SARs exceeds the Exercise Price of the vested Options or the base amount of the vested SARs, as applicable, (ii) provide for the cancellation of unvested Grants for no consideration, (iii) provide for the cancellation of out-of-the-money Grants for no consideration, (iv) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Compensation Committee deems appropriate, or (v) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change in Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Compensation Committee may specify (subject to consummation of the Change in Control).

Section  ~~17~~16. General Provisions

(a) Grant Letter. Each Grant shall be evidenced by a Grant Letter. The terms and provisions of such Grant Letters may vary among Grantees and among different Grants made to the same Grantee.

(b) No Right to Employment. The making of a Grant in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee’s employment relationship with the Company or its Affiliates, or, until Shares are issued, any rights as a stockholder of the Company. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect. For purposes of the Plan, a sale of any Affiliate of the Company that employs or engages a Grantee shall be treated as the termination of such Grantee’s employment or engagement, unless the Grantee shall otherwise continue to provide services to the Company or another subsidiary of the Company as an employee or director.

(c) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Compensation Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(d) No Funding. No Grantee, and no beneficiary or other Persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Company or Affiliates of the Company, or any Shares allocated or reserved for the purposes of the Plan or subject to any Grant except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure satisfaction of the Company’s obligations under the Plan.

(e) Governing Law; Jurisdiction. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. To the extent the Grantee is a party to an employment agreement with the Company or any of its subsidiaries that provides for binding arbitration of employment disputes, then any disputes between the Company and such Grantee arising under the Plan shall be arbitrated in accordance with the procedures set forth in such employment agreement.

(f) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to Persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that ISOs comply with the applicable provisions of Code section 422~~, that the Plan comply with the applicable provisions of Code section 162(m)~~ and that, to the extent applicable, Grants be exempt from or comply with the requirements of Code section 409A. Notwithstanding the foregoing, the Compensation Committee makes no representation that the Grants awarded under the Plan shall be exempt from or comply with Code section 409A and makes no undertaking to preclude Code section 409A from applying to Grants awarded under the Plan. To the extent that any legal requirement of section 16 of the Exchange Act or Code sections 422~~, 162(m)~~ or 409A as set forth in the Plan ceases to be required under section 16 of the Exchange Act or Code sections 422~~, 162(m)~~ or 409A, that Plan provision shall cease to apply. To the extent applicable, if on the date of a Grantee’s “separation from service” (as such term is defined under Code section 409A), Shares (or shares of any other company required to be aggregated with the Company for purposes of Code section 409A and its corresponding regulations) are publicly-traded on an established securities market or otherwise and the Grantee is a “specified employee” (as such term is defined in Code section 409A(a)(2)(B)(i) and its corresponding regulations) as determined by the Compensation Committee (or its delegate) in its discretion in accordance with the requirements of Code sections 409A and 416, then all Grants that are deemed to be deferred compensation subject to the requirements of Code section 409A and payable within six months following such Grantee’s “separation from service” shall be postponed for a period of six months following the Grantee’s “separation from service” with the Company, to the extent necessary to avoid the imposition of penalty taxes thereunder. The Compensation Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Compensation Committee may, in its sole discretion, agree to limit its authority under this Section

(g) Grants made in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Compensation Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Compensation Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for awards made by such corporation. Notwithstanding anything in the Plan to the contrary, the Compensation Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options at a price necessary to retain for the Grantee the same economic value as the prior options.

(h) Application of Company Clawback Policy. All Grants under the Plan are subject to the applicable provisions of the Company’s clawback or recoupment policy approved by the Board or the Compensation Committee; as such policy may be in effect from time to time, and will be subject to recoupment as may be required by applicable law, regulation or listing exchange.

Section  ~~18~~17. Amendment or Termination.

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law (including Rule 16b-3 under the Exchange Act), or to comply with applicable stock exchange requirements; and further provided that the Board may not, without the approval of the Company’s stockholders, to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Grants under the Plan (except for adjustments pursuant to Section ~~13~~12), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5 and Section 8 to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option or the maximum permissible term of a SAR, ~~(f) add performance goals to Section 11,~~ (~~g~~f) increase any of the limitations in Section 3, or (~~h~~g) amend Section ~~18~~17(b).

(b) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, and other than pursuant to Section ~~13~~12, the Compensation Committee shall not without the approval of the Company’s stockholders (a) lower the Exercise Price per Share of an Option (or grant price of a SAR) after it is granted, (b) cancel an Option or SAR in exchange for an Option or SAR with a lower Exercise Price, cash or another Grant (other than in connection with a Change in Control), or

(c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

~~(c) Stockholder Re-Approval Requirement. If Stock Awards, Stock Units, Cash-Based Awards, Other Stock-Based Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 11 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 11, if required by Code section 162(m) or the regulations thereunder.~~

(~~d~~c ) Termination of Plan. The Plan shall terminate on ~~December 3~~November 28, 2028~~4~~, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders; provided, however, in no event may an ISO be granted more than ten years after the date of the adoption of the Plan by the Board.

(~~e~~d ) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Compensation Committee acts under Section ~~17~~16(f) above. The termination of the Plan shall not impair the power and authority of the Compensation Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section ~~17~~16(f) above or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(f) Prior Plan. Any Grants made under the Plan prior to the Restatement Effective Date shall be governed by the terms of the Plan in effect at the time each such Grant was made, including the requirement that the Compensation Committee be composed of “outside directors” as defined under Code section 162(m) and related Treasury Regulations with respect to any action taken after the Restatement Effective Date with respect to Grants made under the Plan before such date and that are intended to meet the requirements of the performance-based compensation exception for purposes of Code section 162(m), unless further amended in accordance with the terms of the Grant and such version of the Plan. For the avoidance of doubt, any Grants made under the Plan on or after the Restatement Effective Date~~,~~ shall be subject to the terms of the Plan in effect on and after the Restatement Effective Date.

[~~EXHIBIT 3.1~~]Annex B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

[~~MARSHALL EDWARDS~~]MEI PHARMA, INC.

I. The name of the corporation (hereinafter referred to as the “Corporation”) is [~~Marshall Edwards~~]MEI Pharma, Inc. The date of filing of the Corporation’s original certificate of incorporation with the Secretary of State of the State of Delaware was December 1, 2000. The Corporation’s original name, which was included in the original certificate of incorporation, was Marshall Edwards, Inc. The Corporation’s name was changed to MEI Pharma, Inc., pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on July 2, 2012.

II. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), this Amended and Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of the Corporation, as heretofore amended or supplemented.

III. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 245 of the DGCL, the Board of Directors of the Corporation having duly adopted resolutions setting forth and declaring advisable the Amended and Restated Certificate of Incorporation, including said amendments, and [~~in lieu of a vote~~]thereafter, pursuant to resolution of the Board of Directors, a special meeting of the stockholders[~~, written consent to this Restated Certificate of Incorporation, including said amendments, having been given by the holder(s) of all of the outstanding stock~~] of the Corporation was duly called and held upon notice in accordance with Section [~~228~~]222 of the DGCL at which the number of shares as required by Section 242 of the DGCL approved such amendments.

IV. The Amended and Restated Certificate of Incorporation of the Corporation shall read as follows:

FIRST: The name of the Corporation is [~~Marshall Edwards~~]MEI Pharma, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The total number of shares of all classes of stock which the Corporation shall have authority to issue is [~~113,100,000,~~]226,100,000, consisting of (1) 100,000 shares of preferred stock, par value US$.01 per share (the “Preferred Stock”) and (2) [~~113,000,000~~]226,000,000 shares of common stock, par value US$.00000002 per share (the “Common Stock”).

The Board of Directors of the Corporation is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of the Preferred Stock, for series of the Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights (which may be special voting rights) and the preference or relation which such voting rights shall bear to the voting rights of any other class or any other series of this class;

(c) the annual dividend rate (or method of determining such rate), if any, payable on such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or any other series of this class;

(d) whether dividends on the shares of such series shall be cumulative, and, in the case of shares of a series having cumulative dividend rights, the date or dates (or method of determining the date or dates) from which dividends on the shares of such series shall be cumulative;

(e) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

(f) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(g) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(h) whether the shares of such series shall be convertible into, or exchangeable for, at the option of the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or of any other series of this class and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

(i) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, any other series of the Preferred Stock or any other class of capital stock;

(j) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the Preferred Stock or of any other class of capital stock; and

(k) any other powers, preferences or rights, or any qualifications, limitations or restrictions thereof.

Except as otherwise provided by such resolution or resolutions, all shares of the Preferred Stock shall be of equal rank. All shares of any one series of the Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

FOURTH: [][ ~~Purpose. Subject to the provisions of Clause (d) of this Article FOURTH, the~~]The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

[~~(b) Definitions. As used in this Article FOURTH, the following terms shall have the following meanings:~~]

[ ~~“Affiliate” shall mean, with respect to Parent, any Person that is controlled by Parent, controls Parent or is under common control with Parent, and shall mean, with respect to the Corporation, any Person that is controlled by the Corporation.~~]

[~~“Corporate Opportunity” shall mean an investment or business opportunity or prospective economic advantage in which the Corporation could, but for the provisions of this Article FOURTH, have an interest or expectancy.~~]

[~~“Person” shall mean an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization.~~]

[~~“Subsidiary” shall mean, with respect to Parent, any corporation, association or other business entity other than the Corporation of which Parent and/or any of its other Subsidiaries other than the Corporation directly or indirectly owns at the time more than fifty percent (50%) of the outstanding voting stock, voting power, partnership interests or similar voting interests of such Person other than directors’ qualifying shares, and shall mean, with respect to the Corporation, any corporation, association or other business entity of which the Corporation and/or any of its other Subsidiaries directly or indirectly owns at the time more than fifty percent (50%) of the outstanding voting stock, voting power, partnership interests or similar voting interests of such Person other than directors’ qualifying shares.~~]

[~~(c) Competing Activities. Except as otherwise expressly provided in an agreement between the Corporation and any stockholder or by and between the Corporation and two or more stockholders, (i) the stockholders of the Corporation, including, without limitation, Parent, and its officers, directors, agents, stockholders, members, partners, Affiliates and Subsidiaries, may engage or invest in, independently or with others, business activities of any type or description, including, without limitation, those that might be the same as or similar to the Corporation’s business or the business of any Subsidiary of the Corporation; (ii) neither the Corporation, any Subsidiary of the Corporation nor any other stockholder of the Corporation shall have any right in or to such business activities; and (iii) to the extent required by applicable law in order to effectuate the purpose of this provision, the Corporation shall have no interest or~~

~~expectancy, and specifically renounces any interest or expectancy, in any such business activities.~~]

[~~(d) Corporate Opportunities.~~]

[~~(i) If Parent (or, except as set forth below, any of its officers, directors, agents, stockholders, members, partners, Affiliates or Subsidiaries) acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity or otherwise is then exploiting any Corporate Opportunity, the Corporation shall have no interest in such Corporate Opportunity and no expectancy that such Corporate Opportunity be offered to it, any such interest or expectancy being hereby renounced, so that such Person shall have no duty to present such Corporate Opportunity to the Corporation and shall have the right to hold any such Corporate Opportunity for its (and its officers’, directors’, agents’, stockholders’, members’, partners’, Affiliates’ or Subsidiaries’) own account or to direct, sell, assign or transfer such Corporate Opportunity to Persons other than the Corporation or any Subsidiary of the Corporation. Such Person shall not breach any fiduciary duty by reason of the fact that such Person does not present such Corporate Opportunity to the Corporation or pursues or acquires such Corporate Opportunity for itself or directs, sells, assigns or transfers such Corporate Opportunity to another Person.~~]

[~~(ii) Notwithstanding the provisions of Clause (d)(i) of this Article FOURTH, the Corporation does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to any person (a) who is an officer of the Corporation and who is also a director but not an officer or employee of Parent; (b) who is a director but not an officer of the Corporation and who is also a director, officer or employee of Parent, if such opportunity is expressly offered to such person in his or her capacity as a director of the Corporation; or (c) who is an officer or employee of Parent and an officer of the Corporation if such opportunity is expressly offered to such person in his or her capacity as an officer or employee of the Corporation.~~]

[~~(iii) For purposes of Clauses (c) and (d) this Article FOURTH only, (a) a director of the Corporation who is Chairman of the Board of Directors of the Corporation or of a committee thereof shall not be deemed to be an officer of the Corporation by reason of holding such position (without regard to whether such position is deemed an office of the Corporation under the By-Laws of the Corporation), unless such person is a full- time employee of the Corporation; (b) the term “Corporation” shall mean the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests; and (c) the term “Parent” shall mean Novogen Limited, a corporation organized under the laws of Australia, any person or entity which acquires beneficial ownership of all of the Common Stock beneficially owned by Parent, and all corporations, partnerships, joint ventures, associations and other entities (other than the Corporation, as defined in accordance with this paragraph) in which Parent beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests.~~]

[~~(iv) Anything in this Certificate of Incorporation to the contrary notwithstanding, (a) Clauses (c) and (d) of this Article FOURTH shall expire on the date that Parent ceases to beneficially own Common Stock representing at least 20% of the total voting power of all classes of outstanding capital stock of the Corporation entitled to vote in the election of directors and no person who is a director or officer of the Corporation is also a director or officer of Parent; and (b) in addition to any vote of the stockholders required by law, until the time that Parent ceases to beneficially own Common Stock representing at least 20% of the total voting power of all classes of outstanding capital stock of the Corporation entitled to vote in the election of directors, the affirmative vote of the holders of more than 80% of the total voting power of all such classes of outstanding capital stock of the Corporation shall be required to alter, amend or repeal in a manner adverse to the interests of Parent, or adopt any provision adverse to the interests of Parent and inconsistent with, any provision of this Article FOURTH. Neither the alteration, amendment or repeal of this Article FOURTH nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article FOURTH shall eliminate or reduce the effect of this Article FOURTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article FOURTH, would accrue or arise prior to such alteration, amendment, repeal or adoption.~~]

[~~(e) Indemnification.~~]

[~~(i) If, and to the extent that, the Corporation, any stockholder of the Corporation or any other Person brings any action against Parent (or any of its officers, directors, agents, stockholders, members, partners, Affiliates or Subsidiaries) seeking any damages or injunctive or other equitable relief based on, arising out of or relating to, any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of this Article FOURTH, the Corporation shall, to the fullest extent permitted by law, indemnify and hold such persons harmless from and against all damages arising out of or in connection with any such action. The right to indemnification conferred herein shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such action in advance of its final disposition (an “Advancement of Expenses”); provided, however, that if, but only if and then only to the extent, the DGCL requires, an Advancement of Expenses incurred by an indemnitee hereunder shall be made only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article FOURTH or otherwise. The rights to indemnification and to the Advancement of Expenses conferred herein shall be contract rights and, as such, shall inure to the benefit of the indemnitee’s successors, assigns, heirs, executors and administrators.~~]

[~~(ii) If a claim for indemnification under this Article FOURTH hereof is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the indemnitee shall be entitled to be paid also~~

~~the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses only upon a Final Adjudication that, the indemnitee has not met the applicable standard for indemnification, if any, set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth herein or in the DGCL, nor an actual determination by the Corporation (including its directors, or a committee thereof, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article FOURTH or otherwise, shall be on the Corporation.~~]

[~~(iii) The rights to indemnification and to the Advancement of Expenses conferred in this Article FOURTH shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, this Certificate of Incorporation, the Corporation’s By-Laws, or any agreement, vote of stockholders or disinterested directors or otherwise.~~]

[~~(f) Notice to Holders. Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article FOURTH.~~]

FIFTH: The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation, subject to the reserved power of the stockholders to amend and repeal any By-Laws of the Corporation adopted by the Board of Directors.

SIXTH: Each person who at any time is or was an officer or director of the Corporation, and is or was threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was an officer or director of the Corporation, or is or was serving at the request of the Corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding to the full extent permitted by Section 145 of the DGCL. The foregoing right of indemnification shall in no way be deemed exclusive of any other rights of indemnification to which such officer or director may be entitled under any statute, this Certificate of Incorporation, the By-Laws of the Corporation or any agreement, vote of stockholders or disinterested directors or otherwise.

SEVENTH: No person who is or was a director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that such director is liable (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. This article shall not eliminate or limit the liability or a director for any act or omission occurring prior to the date when this article becomes effective. No amendment to, repeal or adoption of any provision of this Certificate of Incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision.

EIGHTH: Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six (6) years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned, and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

NINTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

TENTH: Board of Directors.

(a) Number of Directors. The total number of directors which shall constitute the whole Board of Directors shall be determined in accordance with the By-laws of the Corporation, but shall not be less than two (2) nor more than nine (9).

(b) Classification of Board. (i) Subject to the rights of any holders of any series of Preferred Stock that may be issued by the Corporation pursuant to a resolution or resolutions of the Board of Directors providing for such issuance, the directors of the Corporation shall be divided into three classes with respect to the term of office, each class to contain, as near as may be possible, one-third of the whole number of the Board, with the terms of office of one class expiring each successive year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that time shall be elected by the stockholders to serve until the annual meeting of stockholders held three years next following and until their successors shall be elected and qualified.

(ii) In the event of any intervening changes in the authorized number of directors, the Board of Directors shall designate the class or classes to which the increases or decreases in directorships shall be apportioned and may designate one or more directorships as directorships of another class in order more nearly to achieve equality of number of directors among the classes; provided, however, that no such apportionment or redesignation shall shorten the term of any incumbent director.

(c) Vacancies. Subject to the limitations prescribed by law and this Restated Certificate of Incorporation, all vacancies in the office of director, including vacancies created by newly created directorships resulting from an increase in the authorized number of directors, may be filled only by a vote of a majority of the directors then holding office, although less than a quorum, or by a sole remaining director; and any director so elected shall serve for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor is duly elected and shall qualify or until such director’s earlier resignation or removal.

(d) Amendment to this Paragraph. In addition to any requirements of law or of any other provisions of this Restated Certificate of Incorporation, the affirmative vote of the holders of not less than eighty percent (80%) of the total number of votes eligible to be cast by the holders of all outstanding shares of capital stock entitled to vote thereon shall be required to amend, alter, rescind or repeal any provision of this Article TENTH.

(e) Written Ballot. Unless and to the extent that the By-Laws so provide, elections of directors need not be by written ballot.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, [~~Marshall Edwards~~]MEI Pharma, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its President this [~~29~~][__] day of [~~April~~][__], [~~2002.~~]2018.

[~~MARSHALL EDWARDS~~]MEI PHARMA, INC.

By:
[~~Graham Kelly~~]
Daniel P. Gold
Title:	President

Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on November 29, 2018.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/MEIP • Follow the steps outlined on the secured website.

Vote by telephone

•  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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A	Proposals
	The Board of Directors recommends that you vote FOR the listed nominees and FOR proposals No. 2, No. 3, No. 4 and No. 5:									+
	Proposal No. 1 – Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Charles V. Baltic III	☐	☐	02 - Nicholas R. Glover, Ph.D.	☐	☐	03 - Frederick W. Driscoll	☐	☐

For Against Abstain

Proposal No. 2 – To approve the Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan to increase the number of shares of common stock that may be subject to award and make certain other changes to the plan terms.

☐ ☐ ☐

Proposal No. 3 – To approve an amendment and restatement of the Company’s certificate of incorporation to increase the total number of authorized shares of common stock and to remove certain provisions that are no longer applicable.

☐ ☐ ☐
Proposal No. 4 – To approve, on an advisory basis, the compensation of the Company’s named executive officers (Say-on-Pay vote).	☐ ☐ ☐
Proposal No. 5 – Ratification of appointment of BDO USA, LLP, as MEI Pharma, Inc.’s independent registered public accounting firm for the fiscal year ending June 30, 2019.	☐ ☐ ☐

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                             02OQEC

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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Proxy — MEI PHARMA, INC.

FORM OF PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING

NOVEMBER 29, 2018

Please sign, date and return promptly in the enclosed envelope.

The undersigned hereby appoints Daniel P. Gold and Brian G. Drazba, and each of them, as proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, to vote your shares of MEI Pharma, Inc. Common Stock at the Annual Meeting of Stockholders of MEI Pharma, Inc. to be held on November 29, 2018, at 9:00 a.m. (Pacific Time) at the offices of MEI Pharma, Inc. located at 3611 Valley Centre Drive, Suite 500, San Diego, CA 92130, and at any adjournments thereof upon matters set forth in the Proxy Statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE LISTED NOMINEES FOR DIRECTOR, (II) FOR APPROVAL OF THE AMENDED AND RESTATED MEI PHARMA, INC. 2008 OMNIBUS EQUITY COMPENSATION PLAN, (III) FOR APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, (IV) FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF MEI PHARMA, INC.’S NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”) AND (V) FOR RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2019.

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

Each of the foregoing proposals is more fully described in the accompanying proxy statement.

This proxy will be voted as specified above. If no direction is made, this proxy will be voted FOR all nominees listed above and as recommended by the Board on the other items listed above.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on November 29, 2018. MEI Pharma, Inc.’s Proxy Statement and 2018 Annual Report are available at http://www.edocumentview.com/MEIP.